    As filed with the Securities and Exchange Commission on August 27, 1998

                        Securities Act File No. 333- ____

                    Investment Company Act File No. 811-___

         ============================================================
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM N-2

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 [ ]   Pre-Effective Amendment No. ____

                 [ ]   Post-Effective Amendment No. ____

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        [ ]     Amendment No. ____

                       TRAVELERS CORPORATE LOAN FUND INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              ____________________

                              388 Greenwich Street
                           New York, New York  10013

                    (Address of principal executive offices)

                                 (212) 816-4599

              (Registrant's telephone number, including area code)
                              ____________________

                             Mr. Heath B. McLendon
                       Travelers Corporate Loan Fund Inc.
                              388 Greenwich Street
                           New York, New York  10013

                    (Name and address of agent for service)
                              ____________________

                                   Copies To:

Burton M. Leibert, Esq.                         Gary S. Schpero, Esq.
Willkie Farr & Gallagher                        Simpson Thacher & Bartlett
787 Seventh Avenue                              425 Lexington Avenue
New York, New York 10019-6099                   New York, New York 10017-3954

                              ____________________

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)
        [ ] when declared effective pursuant to Section 8(c)

     If appropriate, check the following box:

        [ ] This amendment designates a new effective date for a previously filed registration statement.

        [ ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement
for the same offering is           .
                        -----------
                              ____________________
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

====================================================================================================
                                             PROPOSED MAXIMUM                            AMOUNT OF
                                AMOUNT        OFFERING PRICE     PROPOSED MAXIMUM      REGISTRATION
   TITLE OF SECURITIES           BEING           PER UNIT           AGGREGATE             FEE(1)
     BEING REGISTERED         REGISTERED                          OFFERING PRICE
----------------------------------------------------------------------------------------------------
Shares of Common Stock,
 par value $.001 per share     666,665                  $15.00         $10,000,000            $2,950
                                shares
====================================================================================================

(1) As calculated pursuant to Rule 457 under the Securities Act of 1933, as amended. $2,950 was wired to the Securities and Exchange Commission's account at Mellon Bank in payment of the required registration fee due in connection with this Registration Statement.

                          ____________________________

     The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
--------------------------------------------------------------------------------

                      TRAVELERS CORPORATE LOAN FUND INC.

                                   FORM N-2

                            CROSS-REFERENCE SHEET



Part A
Item No.                                        Prospectus Heading
--------                                        ------------------

1.    Outside Front Cover.......................Front Cover Page



2.    Inside Front and Outside Back Cover Page..Front Cover Page



3.    Fee Table and Synopsis....................Prospectus Summary; Fee Table



4.    Financial Highlights......................Not applicable



5.    Plan of Distribution......................Front Cover Page; Prospectus
                                                  Summary; Underwriting



6.    Selling Shareholders......................Not Applicable



7.    Use of Proceeds...........................Use of Proceeds



8.    General Description of the Registrant.....Front Cover Page; Prospectus
                                                  Summary; The Fund;
                                                  Investment Objective,
                                                  Policies and Portfolio
                                                  Risks; Additional
                                                  Investment Activities;
                                                  Investment Restrictions;
                                                  Description of Capital
                                                  Stock; Net Asset Value



9.    Management................................Front Cover Page; Prospectus
                                                  Summary; Management of the
                                                  Fund; Directors and
                                                  Officers of the Fund;
                                                  Portfolio Transactions;
                                                  Custodian, Transfer

                                                  Agent, Dividend-Paying Agent
                                                  and Registrar


10.   Capital Stock, Long-Term Debt and
      Other Securities..........................Prospectus Summary;
                                                  Additional Investment
                                                  Activities--Leverage;
                                                  Dividends and
                                                  Distributions; Dividend
                                                  Reinvestment Plan;
                                                  Taxation; Net Asset Value;
                                                  Description of Capital Stock



11.   Defaults and Arrears on Senior Securities.Not Applicable



12.   Legal Proceedings.........................Not Applicable



13.   Table of Contents of the Statement
      of Additional Information.................Not Applicable




Part B
Item No.
--------

      (Information required in a Statement of Additional Information has been included in the Prospectus. All cross-references in Part B are to the Prospectus.)

14.   Cover Page................................Not Applicable



15.   Table of Contents.........................Not Applicable



16.   General Information and History...........Front Cover Page; Prospectus
                                                  Summary; The Fund



17.   Investment Objective and Policies.........Prospectus Summary; The Fund;
                                                  Use of Proceeds; Investment
                                                  Objective, Policies and
                                                  Portfolio Risks; Additional
                                                  Investment Activities;
                                                  Investment Restrictions

18.   Management................................Front Cover Page; Prospectus
                                                  Summary; Management of the
                                                  Fund; Directors and
                                                  Officers of the Fund;
                                                  Portfolio Transactions;
                                                  Custodian, Transfer Agent,
                                                  Dividend-Paying Agent and
                                                  Registrar



19.   Control Persons and Principal Holders
      of Securities.............................Description of Capital Stock;
                                                  Underwriting



20.   Investment Advisory and Other Services....Management of the Fund;
                                                  Custodian, Transfer Agent,
                                                  Dividend Paying Agent and
                                                  Registrar; Underwriting;
                                                  Experts; Legal Matters



21.   Brokerage Allocation and Other
      Practices.................................Portfolio Transactions



22.   Tax Status................................Taxation



23.   Financial Statements......................Report of KPMG Peat Marwick
                                                  LLP, Independent
                                                  Accountants; Experts





PART C - Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                 Subject to Completion, dated August 27, 1998

PROSPECTUS
                                _________ SHARES

                       TRAVELERS CORPORATE LOAN FUND INC.

                         COMMON STOCK ($.001 PAR VALUE)
          Travelers Corporate Loan Fund Inc. (the "Fund") is a newly organized, closed-end, non-diversified management investment company. The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve its objective by investing primarily in interests in floating or variable rate collateralized senior loans to corporations, partnerships and other entities ("Collateralized Senior Loans") which operate in a variety of industries and geographical regions. The Fund offers investors the opportunity to receive current income by investing in a professionally managed portfolio that, to the extent the portfolio is comprised of Collateralized Senior Loans, is a type of investment typically not available to individual investors. Under normal market conditions, the Fund will invest at least 80% of its total assets in Collateralized Senior Loans (either as an original lender or as a purchaser of an assignment or participation). The Collateralized Senior Loans that the Fund will purchase will generally be rated, at the time of acquisition, below investment grade by Moody's Investors Service, Inc. (below Baa) ("Moody's") or Standard & Poor's Rating Service (below BBB) ("S&P") or will be of comparable quality. Such instruments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. The Fund may also invest up to 20% of its total assets in uncollateralized senior loans, investment and non-investment grade corporate debt securities and U.S. government debt securities both with maturities no longer than five years from the date of acquisition, money market instruments, derivatives designed to hedge risks inherent in the Fund's portfolio and certain other securities received in connection with investments in Collateralized Senior Loans.

          The Fund's net asset value per share will vary. The Fund is designed for investors willing to assume certain risks in return for seeking to maximize current income consistent with prudent efforts to preserve capital. The Fund expects, however, that its policy of acquiring interests in Collateralized Senior Loans as well as uncollateralized senior loans, debt securities with maturities no longer than five years and money market instruments will minimize interest-rate related fluctuations. The Fund anticipates that its net asset value per share will be affected primarily by changes in the credit quality of borrowers with respect to Collateralized Senior Loans in which the Fund invests. There can be no assurance that the Fund's investment objective will be realized. Investments in Collateralized Senior Loans involve substantial risk since the borrowers may be highly leveraged and may not have available to them other traditional methods of financing. During an economic downturn or a sustained period of rising interest rates, issuers of Collateralized Senior Loans may be more likely to experience financial stress, especially if such borrowers are highly leveraged, and may not be able to meet their payment obligations. A borrower's ability to service its debt obligations also may be adversely affected by specific borrower developments. See "Risk Factors and Special Considerations -- Special Considerations Relating to Collateralized Senior Loans." Shares of Common Stock of the Fund are not deposits of, nor guaranteed or endorsed by, any bank or depositary institution; further, shares of Common Stock of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

          Mutual Management Corp. ("MMC" or the "Adviser") will serve as the investment adviser and administrator of the Fund and Travelers Asset Management International Corporation ("TAMIC" or the "Sub-Adviser") will serve as the sub-investment adviser of the Fund.

          The Fund may seek to enhance its return by leveraging the Fund's capital structure through the borrowing of money or the issuance of preferred stock or debt securities in an amount up to 33 1/3% of the Fund's total assets including the amount obtained from leverage. The Fund intends to utilize leverage in an initial amount equal to approximately 25% of its total assets including the amount obtained from leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. Leverage may magnify fluctuations in the Fund's net asset value per share. The Fund intends to mitigate the risk that the costs of borrowing will exceed the total return on an investment by borrowing on a floating or variable rate basis. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Risk Factors and Special Considerations--Leverage" and "Investment Objective, Policies and Portfolio Risks"--"Additional Investment Activities--Leverage."

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
    THE  ACCURACY  OR ADEQUACY  OF  THIS PROSPECTUS.  ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                                        [Continued on Next Page]

          Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. See "Risk Factors and Special Considerations." The Common Stock has been approved for listing on the New York Stock Exchange under the symbol "___" subject to official notice of issuance.

                                                                                                    PROCEEDS TO
                                       PRICE TO PUBLIC(1)               SALES LOAD(1)(2)             FUND(3)(4)
                                   -------------------------        -----------------------     ---------------------
Per Share......................               $15.00                        none                         $15.00
Total(4).......................              $[    ]                        none                        $[    ]

(1) The Adviser, Sub-Adviser, or an affiliate will pay the underwriters a commission in the amount of 4.00% of the Price to Public per share in connection with the sale of shares of Common Stock offered hereby. See "Underwriting."
(2) The Fund, the Adviser and the Sub-Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
(3) Before deducting organizational and offering expenses payable by the Fund (including $______ to be paid to the underwriters as reimbursement of certain of their expenses in connection with the offering), estimated at $______.
(4)  The Fund has granted the underwriters an option exercisable for [  ] days
     after the date hereof to purchase up to an additional [         ] shares to
     cover over-allotments. If all such shares are purchased, the total Price to
     Public and Proceeds to Fund will be $[         ]. See "Underwriting."

PRIOR TO THIS OFFERING, THERE HAS BEEN NO PUBLIC MARKET FOR THE FUND'S SHARES OF COMMON STOCK.

The address of the Fund is 388 Greenwich Street, New York, New York 10013, and the Fund's telephone number is ____ ___-____. Investors are advised to read this Prospectus, which sets forth information about the Fund that investors should know before investing, and to retain it for future reference. The Securities and Exchange Commission (the "Commission") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE COMMON STOCK OF THE FUND, INCLUDING THE ENTRY OF STABILIZING BIDS, COVERING TRANSACTIONS OR THE IMPOSITION OF PENALTY BIDS. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE OR OTHERWISE. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."

The shares of Common Stock are being offered by the underwriters named herein, subject to prior sale, when, as and if accepted by them and subject to certain conditions. It is expected that delivery of the shares of Common Stock will be made in book-entry form through the facilities of The Depository Trust Company
on or about [     ], 1998.

                             SALOMON SMITH BARNEY

October __, 1998

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

     The Fund                             The Fund is a newly organized, closed-end, non-diversified management investment company which seeks to hold principally a portfolio of loans and also debt securities designed to
                                          earn current income while preserving capital.  See "The Fund."

                                          Investment in the Common Stock of the Fund offers several
                                          benefits to investors. The Fund makes available to individual investors a professionally managed investment in
                                          Collateralized Senior Loans that is typically only available to financial institutions and larger corporate or
                                          institutional investors.  In managing such portfolio, the
                                          Sub-Adviser provides the Fund and its shareholders with
                                          professional credit analysis.  The Fund relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments.

Investment Objective and Policies         The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital.

                                          The Fund seeks to achieve its objective by investing
                                          primarily in a professionally managed portfolio of interests in Collateralized Senior Loans.  The Collateralized Senior
                                          Loans in which the Fund will invest will be generally rated, at the time of acquisition, below investment grade by Moody's
                                          (below Baa) or S&P (below BBB) or another Nationally Recognized
                                          Statistical Rating Organization ("NRSRO") or, if unrated, be of comparable quality as determined by the Sub-Adviser.

                                          Collateralized Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the Lenders.
                                          On behalf of the Lenders, the Agent will be primarily
                                          responsible for negotiating the loan agreement ("Loan
                                          Agreement") that establishes the relative terms and
                                          conditions of the Collateralized Senior Loan and rights of the borrower and the Lenders. Also, an Agent typically
                                          administers the terms of the Loan Agreement and is
                                          responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the Loan Agreement (the


                                          "Administrative Agent").

                                          The Fund may act as one of the group of Lenders in a
                                          Collateralized Senior Loan (an "Original Lender"), and
                                          purchase assignments ("Assignments") and participations
                                          ("Participations") in Collateralized Senior Loans from
                                          third parties. The Fund will act as Original Lender in a
                                          Collateralized Senior Loan, or purchase an Assignment or
                                          Participation in a Collateralized Senior Loan only where the
                                          Administrative Agent with respect to the Collateralized Senior
                                          Loan at the time of investment by the Fund has outstanding debt or deposit obligations rated investment grade (BBB or
                                          A-3 or higher by S&P or Baa or P-3 or higher by Moody's or a comparable rating from another NRSRO), or determined by the
                                          Sub-Adviser to be of comparable quality.

                                          Under normal market conditions, the Fund will invest at least
                                          80% of its total assets in Collateralized Senior Loans.  The
                                          Fund may also invest up to 20% of its total assets in
                                          uncollateralized senior loans, investment and non-investment grade corporate debt securities and U.S. government debt securities both with maturities no longer than five years from the
                                          date of acquisition, money market instruments, derivatives designed to hedge risks inherent in the Fund's portfolio and certain other securities received in connection with
                                          investments in Collateralized Senior Loans.

                                          The Fund is designed for investors willing to assume
                                          additional risk in an effort to maximize current income. The
                                          Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its
                                          objectives. It is anticipated that the proceeds of the
                                          Collateralized Senior Loans will be used by borrowers
                                          primarily to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, finance internal growth and for other general purposes of borrowers.
                                          Collateralized Senior Loans generally will not be registered with the Commission or listed on any national securities
                                          exchange.  See "Investment Objective, Policies and Portfolio
                                          Risks."

                                          Collateralized Senior Loans in which the Fund will invest
                                          generally hold the most senior position in the capital
                                          structure of the borrower and will be secured with specific collateral.  As a result, Collateralized Senior Loans are
                                          generally repaid before general trade creditors, unsecured loans, corporate bonds, subordinated debt and preferred or common stockholders if the borrower becomes insolvent.

                                          The terms and conditions of Collateralized Senior Loans typically will include various restrictive covenants which are designed to limit certain activities of borrowers and allow Lenders to accelerate repayment of principal if a borrower does not meet certain financial tests included in such covenants.

                                          The Fund is not subject to any restrictions with respect to the maturity of Collateralized Senior Loans held in its
                                          portfolio. It is currently anticipated, however, that the
                                          Fund's assets invested in Collateralized Senior Loans, under normal market conditions, will consist of Collateralized
                                          Senior Loans with stated maturities of between five and 10 years, inclusive.  Because of prepayment provisions, the
                                          actual remaining maturity of Collateralized Senior Loans may vary substantially from the stated maturity of such loans.
                                          The Fund estimates that the eventual maturity of
                                          Collateralized Senior Loans in the portfolio generally will be approximately 18 to 36 months.

                                          Collateralized Senior Loans in which the Fund will purchase interests generally pay interest at rates which are
                                          periodically redetermined by reference to a benchmark lending rate plus a premium.  The benchmark lending rates generally offered to borrowers by Lenders are the London Inter-Bank
                                          Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks ("Prime Rate"), the Certificate of
                                          Deposit ("CD") rate or other base lending rates used by
                                          commercial lenders.  LIBOR is the benchmark rate most often selected by borrowers and is expected to be the benchmark in the majority of Collateralized Senior Loans invested in by the Fund.

                                          It is currently anticipated that the Fund will invest in
                                          Collateralized Senior Loans that will pay interest at rates which are typically redetermined daily or approximately every
                                          1, 2, 3 or 6 months. The Fund may invest in Collateralized
                                          Senior Loans which permit the Borrower at its option to
                                          select an interest rate redetermination period of up to one year.  Investment in Collateralized Senior Loans with longer interest rate redetermination periods may increase
                                          interest-rate related fluctuations in the Fund's net asset value per share.  Under current market conditions, it is
                                          anticipated that the Collateralized Senior Loans in the
                                          Fund's portfolio will ordinarily have a dollar-weighted
                                          average time until the next interest rate redetermination of
                                          120 days or less.

                                          The Fund's net asset value per share will be affected
                                          primarily by changes in the credit quality of borrowers with respect to Collateralized Senior Loan interests in which the
                                          Fund invests.  Because the Collateralized Senior Loans that the Fund will purchase will generally be rated, at the time of purchase, below investment grade or be of comparable
                                          quality, the Fund will have substantial exposure to the risks of investing in lower rated debt instruments.  A default
                                          on a Collateralized Senior Loan in which the Fund has
                                          invested may cause a decline in the Fund's net asset value.
                                          See "Risk Factors and Special Considerations--Special
                                          Considerations Related to Other Securities and Investment
                                          Strategies--High Yield/Lower Rated Securities" and
                                          "Investment Objective, Policies and Portfolio Risks"--"Additional
                                          Investment Activities--High Yield/Lower Rated Securities."

                                          Although the Fund's net asset value will vary as a result of changes in interest rates, the Fund's policy of acquiring
                                          interests in floating or variable rate Collateralized Senior
                                          Loans and its efforts to maintain a dollar-weighted average time until the next interest rate redetermination of 120 days or less is expected to significantly decrease these
                                          interest rate related fluctuations.

                                          The floating or variable rate feature of Collateralized
                                          Senior Loans is an important difference from typical fixed income investments that carry significant interest rate risk.
                                          The Fund can normally be expected to have less significant interest rate related fluctuations in its net asset value per share than investment companies investing primarily in fixed rate income-oriented securities (other than money market funds and some short-term bond funds) because the floating or
                                          variable rate Collateralized Senior Loans in which the Fund invests float in response to changes in prevailing market
                                          interest rates.  However, because floating or variable
                                          interest rates on Collateralized Senior Loans only reset
                                          periodically, the Fund's net asset value may fluctuate from time to time in the event of an imperfect correlation between the interest rates on the Fund's Collateralized Senior Loans and prevailing interest rates in the market.  Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value.  In addition, because Collateralized Senior Loans carry floating or
                                          variable rates of interest, changes in prevailing market
                                          interest rates can be expected to affect dividends paid by the Fund.  As a result, the yield on an investment in the
                                          Fund's shares will likely fluctuate in response to changes in prevailing interest rates.

                                          At times, the Fund may utilize leverage through borrowing or by issuing shares of preferred stock or debt securities in an amount up to 33 1/3% of the Fund's total assets including

                                          the amount obtained from leverage.  The Fund intends to utilize leverage in an initial amount equal approximately to 25% of its total assets including the amount obtained from leverage.
                                          Through these leveraging techniques, the Fund will seek to obtain a higher return for holders of Common Stock than if the Fund did not use leverage.  Leverage is a speculative
                                          technique and there are special risks and costs associated with leveraging.  Leverage may magnify fluctuations in the
                                          Fund's net asset value per share.  The Fund will seek to
                                          minimize interest rate related fluctuations by utilizing
                                          leverage and investing in Collateralized Senior Loans which both carry floating or variable rates of interest (or
                                          dividends in the case of preferred stock issued by the Fund, if any). There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
                                          See "Risk Factors and Special Considerations--Leverage" and
                                          "Investment Objective Policies and Portfolio Risks"--"Additional
                                          Investment Activities--Leverage."

                                          The Fund may also invest up to 20% of its total assets in
                                          uncollateralized senior loans, investment and non-investment grade corporate debt securities and U.S. government debt securities both with maturities no longer than five years from the
                                          date of acquisition, money market instruments, derivatives designed to hedge risks inherent in the Fund's portfolio
                                          assets and certain other securities.  The high yield/lower rated securities that the Fund may purchase, if any, are
                                          generally rated, at the time of acquisition, below investment grade (Ba or lower by Moody's or BB or lower by S&P or the equivalent by another NRSRO), or if unrated, are determined by the Sub-Adviser to be of comparable quality.  The Fund
                                          will not purchase lower rated securities that are not, at the time of acquisition, current in the payment of interest and principal.

                                          In limited circumstances, the Fund may also receive warrants, other equity securities and junior debt securities as part of its investments in Collateralized Senior Loans.  Such equity securities and junior debt securities will not be treated by the Fund as Collateralized Senior Loans.  Investments in
                                          loans which are not secured by specific collateral and in
                                          warrants, equity securities and junior debt securities entail certain risks in addition to those associated with an
                                          investment in Collateralized Senior Loans. See "Investment
                                          Objective, Policies and Portfolio Risks -- Certain
                                          Characteristics of Collateralized Senior Loan Interests."

The Offering                              [        ] shares of Common Stock, par value $.001 per share
                                          (the "Common Stock"), of the Fund being offered for sale
                                          through the several underwriters (collectively, the

                                          "Underwriters") for whom Smith Barney is acting as
                                          representative. The initial public offering price of the
                                          Common Stock is $15.00 per share. The minimum purchase is 100 shares ($1,500.00). In addition, the Fund has granted the
                                          Underwriters an option to purchase up to [      ] additional
                                          shares to cover over-allotments. See "Underwriting."

Listing                                   Prior to this offering, there has been no public market for the shares of Common Stock of the Fund.  The Common Stock has been approved for listing on the New York Stock Exchange (the
                                          "NYSE") under the symbol "[  ]" subject to official notice of issuance.

Stock Symbol                              "        "

Investment Adviser                        MMC serves as the investment adviser for the Fund.  MMC
                                          (through predecessor entities) has been in the investment
                                          counseling business since 1934.  It renders investment
                                          advisory services to investment companies that had aggregate
                                          assets under management as of [        ], 1998 in excess of
                                          $[       ] billion.  MMC, in addition to its responsibility
                                          for the investment of the Fund's assets, provides
                                          administration services to the Fund.

Sub-Investment Adviser                    TAMIC has been selected by MMC to serve as sub-investment
                                          adviser with responsibility for investment of the Fund's
                                          assets in Collateralized Senior Loans and other securities in which the Fund will invest.  TAMIC officers, including those who will be primarily responsible for management of the
                                          Fund's assets, are also involved in the management of the
                                          general accounts of TAMIC's insurance company affiliates.  As
                                          of [    ], 1998, those persons managed $[715] million of
                                          assets invested in Collateralized Senior Loans by those
                                          affiliates.

Management Fees                           The Fund will pay MMC for its investment advisory services a monthly fee at an annual rate of .85% of the value of the
                                          Fund's average weekly assets.  See "Management of the
                                          Fund--Investment Adviser."  This fee is higher than fees paid by most other investment companies, although it is comparable to the fees paid by several publicly offered closed-end
                                          investment companies with investment objectives and policies similar to those of the Fund.  MMC, not the Fund, will
                                          compensate TAMIC for its services. The Fund pays MMC a
                                          monthly fee at an annual rate of .20% of the value of the
                                          Fund's average weekly assets for its services as
                                          administrator.  During periods in which the Fund is utilizing leverage, the fees which are payable to MMC as a percentage
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                                          of the Fund's net assets will be higher than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Fund's total assets, including those purchased with leverage. See "Risk Factors and Special Considerations--Leverage" and "Investment
                                          Objective, Policies and Portfolio Risks--Additional
                                          Investment Activities--Leverage."

Dividends and Distributions               Beginning with its initial distribution approximately 60 days after completion of this offering, it is the Fund's present policy, which may be changed by the Board of Directors, to make regular monthly cash distributions to holders of Common
                                          Stock which over time will result in the distribution of
                                          substantially all net investment income of the Fund, and to distribute any net capital gain at least annually.  From and after the leveraging (if any) of the Common Stock, monthly distributions to holders of Common Stock will generally
                                          consist of net investment income remaining after the payment of interest or dividends on any outstanding leverage.  For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income between shares of
                                          Common Stock and shares of preferred stock, if any.

Dividend Reinvestment Plan                Under the Fund's Dividend Reinvestment Plan (the "Plan"),
                                          shareholders will have all dividends and distributions
                                          automatically reinvested in additional shares of Common Stock of the Fund unless the shareholder elects to receive cash or the Board of Directors of the Fund declares a dividend or
                                          distribution payable only in cash.  Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they may participate in the Plan. See "Dividends and Distributions; Dividend
                                          Reinvestment Plan."

Taxation                                  The Fund intends to elect and qualify to be treated as a
                                          regulated investment company for U.S. federal income tax
                                          purposes. As such, it will generally not be subject to U.S.
                                          federal income tax on income and gains that are distributed to shareholders. See "Taxation."

Custodian, Transfer Agent, Dividend       PNC Bank, N.A. will act as custodian for the Fund's assets.
 Paying Agent and Registrar               First Data Investor Services Group, Inc. will act as transfer agent, dividend paying agent and registrar for the Fund's
                                          Common Stock.
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                                      -9-
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                    RISK FACTORS AND SPECIAL CONSIDERATIONS

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Special Considerations Relating to        Collateralized Senior Loans in which the Fund will invest
Collateralized Senior Loans               will generally be rated, at the time of acquisition, below investment grade by Moody's (below Baa) or S&P (below BBB) or the equivalent by another NRSRO, or if unrated, will be of comparable quality.  Investments in Collateralized Senior
                                          Loans involve substantial risk since the borrowers may be
                                          highly leveraged and may not have available to them more
                                          traditional methods of financing.  During an economic
                                          downturn or a sustained period of rising interest rates,
                                          issuers of Collateralized Senior Loans may be more likely to experience financial stress, especially if such borrowers are highly leveraged.  During these periods, such borrowers may not have sufficient cash flow to meet their interest payment obligations.  The borrower's ability to service its debt
                                          obligations also may be adversely affected by specific
                                          borrower developments, or the borrower's inability to meet specific projected business forecasts or the unavailability of additional financing.

                                          As noted above, Collateralized Senior Loans will generally be rated, at the time of purchase, below investment grade or be of comparable quality.  The borrowers of Collateralized Senior
                                          Loans may also have outstanding debt securities that are
                                          similarly rated below investment grade.  The risks attendant to investing in such instruments are described generally
                                          under "Risk Factors and Special Considerations" and
                                          "Investment Objective, Policies and Portfolio Risks" and
                                          "Additional Investment Activities -- High Yield/Lower Rated
                                          Securities."

                                          The Fund typically will invest in Collateralized Senior Loans made in connection with highly leveraged transactions.
                                          Collateralized Senior Loans made in connection with highly leveraged transactions are subject to greater credit risks than other leveraged transactions in which the Fund may
                                          invest.  These credit risks include a greater possibility of default or bankruptcy of the borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the borrower under applicable law.

                                          In situations where the borrower under a Collateralized
                                          Senior Loan does not have any publicly issued, registered
                                          debt securities, the Fund will have access to financial and other information made available to the Lenders in connection with Collateralized Senior Loans.  However, the
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                                          amount of information available with respect to such
                                          Collateralized Senior Loans will typically be less extensive than that available for publicly issued, registered debt
                                          securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical abilities of the Adviser and particularly the
                                          Sub-Adviser than would be the case for an investment company that invests primarily in registered or exchange-listed
                                          securities. See "Investment Objective, Policies and Portfolio
                                          Risks" and "Risk Factors and Special Considerations."

                                          Although it is growing, the secondary market for
                                          Collateralized Senior Loans is currently limited.  Certain
                                          Collateralized Senior Loans may be purchased and sold through dealers who make a market in such loans.  However,
                                          Collateralized Senior Loans are not listed on any national securities exchange or automated quotation system and no
                                          active trading market may exist for many of the
                                          Collateralized Senior Loans in which the Fund will invest.
                                          Accordingly, some or many of the Collateralized Senior Loans in the Fund's portfolio will be relatively illiquid.
                                          Liquidity relates to the ability of the Fund to sell an
                                          investment in a timely manner and at a price which, in the
                                          Sub-Adviser's judgment, is fair.  The market for relatively illiquid investments tends to be more volatile than the
                                          market for liquid investments.  The potential illiquidity of certain of the Fund's Collateralized Senior Loans may
                                          negatively affect the Fund's ability to dispose of these
                                          investments to raise cash to repay debt, pay dividends, pay expenses, tender for its Common Stock or take advantage of new investment opportunities.  The risks associated with
                                          liquidity may be particularly acute if the Adviser and the
                                          Sub-Adviser consider a defensive investment strategy more
                                          appropriate due to adverse market conditions, and desire to liquidate Collateralized Senior Loan investments to increase the percentage of the Fund's portfolio invested in high
                                          quality, short-term securities.  Notwithstanding the risks associated with liquidity, many of the Collateralized Senior
                                          Loans in which the Fund expects to invest are of a relatively large principal amount and are held by a relatively large
                                          number of owners which should, in the Sub-Adviser's opinion, enhance the relative liquidity of such interests.  See
                                          "Investment Objective, Policies and Portfolio Risks."

                                          In addition, because the secondary market for Collateralized
                                          Senior Loans may be limited, it may be more difficult to
                                          value Collateralized Senior Loans.  Specific market
                                          quotations may not be available and valuation may require
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                                          more research than for liquid securities.  As a result,
                                          elements of judgment on the part of the Sub-Adviser may play a greater role in the valuation, because there is less
                                          reliable, objective data available. See "Determination of
                                          Net Asset Value."

                                          Credit Risks Associated with Collateralized Senior Loans.
                                          ---------------------------------------------------------
                                          Collateralized Senior Loans, like other corporate debt
                                          obligations, are subject to the risk of non-payment of
                                          scheduled interest or principal. Such non-payment would
                                          result in a reduction of income to the Fund, reduction in the value of the Collateralized Senior Loan experiencing
                                          non-payment and potential decrease in the net asset value per share of the Fund. This risk is increased when investing in
                                          Collateralized Senior Loans which are rated below investment grade.  Although Collateralized Senior Loans in which the
                                          Fund invests will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations
                                          with respect to its ability to realize the benefits of any collateral securing a Collateralized Senior Loan. See
                                          "Investment Objective, Policies and Portfolio Risks" and
                                          "Risk Factors and Special Considerations."

                                          Credit Risks Associated with the Agent.  The success of the
                                          --------------------------------------
                                          Fund depends to some degree on the skill with which the
                                          Agent administers the terms of the Collateralized Senior Loan
                                          Agreements, monitors borrower compliance with covenants,
                                          collects principal, interest and fee payments from borrowers, monitors collateral and, where necessary, enforces the
                                          Lender's remedies against borrowers.  Typically, the Agent will have some discretion in enforcing a Collateralized
                                          Senior Loan Agreement.  The financial status of the Administrative
                                          Agent may affect the ability of the Fund to receive payments of interest and principal in a timely manner.

                                          Credit Risks Associated with Investments in Participations.
                                          ----------------------------------------------------------
                                          The Fund will from time to time purchase Participations in
                                          Collateralized Senior Loans. With respect to any given
                                          Collateralized Senior Loan, the terms of Participations may result in the Fund having rights which differ from, and are more limited than, the rights of Lenders or of persons who acquire interests in Collateralized Senior Loans by
                                          Assignment or by acting as an Original Lender.
                                          Participations typically will result in the Fund having a
                                          contractual relationship with the seller of the
                                          Participation, but not with the borrower. The Fund will
                                          generally have no
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                                          right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with
                                          respect to any funds acquired by other Lenders through
                                          set-off against the borrower, with the result that the Fund may be subject to delays, expenses and risks that are greater than those that exist where the Fund is an Original Lender or an Assignee.  In the event of the insolvency of the seller of the Participation, the Fund may be treated as a general
                                          creditor of such person, and may not have any exclusive or senior claim with respect to such person's interest in, or the collateral with respect to, the Collateralized Senior
                                          Loan. As such, the Fund may incur the credit risk of the
                                          seller of the Participation in addition to the credit risk of the borrower with respect to the Collateralized Senior Loan when purchasing Participations and may not benefit directly from the security provided by any collateral supporting the
                                          Collateralized Senior Loan with respect to which such
                                          Participation was sold. In addition, in the event of
                                          bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the Collateralized Senior Loan may be subject to certain defenses that can be asserted by such
                                          borrower against the Lender of record.  The Fund has
                                          implemented measures designed to reduce such risk but no
                                          assurances can be given as to their effectiveness.  For
                                          example, the Fund will only acquire Participations if (i) the seller of the Participation, and any other person
                                          interpositioned between the Fund and the borrower, at the
                                          time of investment has outstanding debt or deposit
                                          obligations rated investment grade (BBB or A-3 or higher by
                                          S&P or Baa or P-3 or higher by Moody's or the equivalent rating from another NRSRO) or determined by the Sub-Adviser to be of comparable quality and (ii) the seller of the Participation has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.  The Fund may pay a fee or forgo a
                                          portion of interest payments when acquiring Participations.
                                          See "Investment Objective, Policies and Portfolio Risks."

                                          Percentage of Assets in Participations.  The Fund may, but
                                          --------------------------------------
                                          currently does not intend to, invest a substantial portion of its assets in Participations.  The seller of a Participation and any other persons interpositioned between the borrower and the Fund with respect to Participations will likely
                                          conduct their principal business activities in the banking and financial services industries.  To the extent that the
                                          Fund invests a relatively high percentage of its assets in such Participations, the Fund may be more susceptible than an investment company that does not invest in such
                                          Participations to any single economic, political or
                                          regulatory occurrence affecting
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                                          such industries.  The Fund has taken measures which it
                                          believes reduce its exposure to such risk but no assurances can be given as to their effectiveness.  See "Investment Objective,
                                          Policies and Portfolio Risks" and "Risk Factors and Special
                                          Considerations" and "Investment Restrictions."

Leverage                                  At times, the Fund may utilize leverage by borrowing or by issuing shares of preferred stock or debt securities in an amount up to 33 1/3% of the Fund's total assets including the amount obtained from leverage.  The Fund intends to utilize leverage in an initial amount equal to approximately 25% of its total assets including the amount obtained from leverage.
                                          The use of leverage will pose certain risks for holders of
                                          Common Stock including the possibility of higher volatility of both the net asset value and market value of the Common
                                          Stock. There can be no assurance that the Fund will be able to realize a higher return on the portion of its investment portfolio attributable to leverage than the then-current
                                          interest or dividend rate on any leverage. In the event the
                                          Fund realizes a return on the portion of its investment
                                          portfolio attributable to leverage which is less than the
                                          then-current interest or dividend rate on any leverage, the
                                          Fund's leveraged capital structure would result in a lower yield to the holders of Common Stock than if the Fund were not leveraged. Moreover, any decline in the value of the
                                          Fund's assets attributable to leverage will be borne entirely by holders of Common Stock in the form of reductions in the
                                          Fund's net asset value.  Any requirement that the Fund sell assets at a loss in order to redeem or repay any leverage or for other reasons would make it more difficult for the net asset value of the Fund to recover. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the net asset value per share of the Common Stock than if the Fund were not leveraged, which may be reflected in a greater decline in the market price of the Common Stock.
                                          See "Investment Objective, Policies and Portfolio Risks--Certain
                                          Characteristics of Collateralized Senior Loan Interests"
                                          and "Additional Investment Activities-- Leverage."

                                          The Fund's use of leverage will be subject to the provisions of the Investment Company Act of 1940, as amended (the "1940
                                          Act"), including asset coverage requirements and restrictions on the declaration of dividends and distributions to holders of Common Stock or purchasers of Common Stock in the event such asset coverage requirements are not met. In addition, the Fund may seek to have Moody's, S&P and/or another NRSRO rate any preferred stock or debt it issues. As a condition to obtaining such ratings, the terms of any preferred stock or debt securities issued will include
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                                          asset coverage maintenance provisions which will require the redemption of shares of preferred stock or the repayment of debt in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Stock in such circumstances.  In order to meet repayment requirements in the event of noncompliance, the Fund may have to liquidate portfolio securities. Collateralized Senior Loans, the Fund's principal portfolio investment, may be illiquid and not
                                          susceptible to sale by the Fund at any particular time.  Such liquidations would cause the Fund to incur related
                                          transaction costs and could result in capital losses to the
                                          Fund. Prohibitions on dividends and other distributions on the Common Stock could impair the Fund's ability to qualify as a regulated investment company under the Internal Revenue
                                          Code of 1986, as amended (the "Code"). The 1940 Act also
                                          requires that holders of preferred stock have certain voting rights. See "Investment Objective, Policies and Portfolio
                                          Risks--Additional Investment Activities--Leverage,"
                                          "Taxation" and "Description of Capital Stock."

                                          During periods in which the Fund is utilizing financial
                                          leverage, the fees which are payable to MMC as a percentage of the Fund's net assets will be higher than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Fund's total assets, including those purchased with leverage. See "Management of the Fund."

Trading Discount                          As a newly organized entity, the Fund has no operating
                                          history. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of this offering. It should be noted, however,
                                          that shares of some closed-end funds have traded at premiums to net asset value. The Fund cannot predict whether its
                                          shares will trade at, above or below net asset value. The
                                          Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes.

Special Considerations Related to Other   High Yield/Lower Rated Securities.  The high yield/lower
Securities and Investment Strategies      ---------------------------------
                                          rated securities that the Fund may purchase (commonly
                                          known as "junk bonds") will generally be rated, at the time of investment, below investment grade by Moody's (below Baa)
                                          or by S&P (below BBB), or will be of comparable
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                                   quality. These lower rated and comparable unrated securities involve greater risk than higher rated securities. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.
                                   See "Appendix A - Ratings of Corporate Bonds." The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objectives will be more dependent on the Sub-Adviser's credit analysis that would be the case when the Fund invests in rated securities.

                                   Lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. See "Appendix A - Ratings of Corporate Bonds." Accordingly, it is
                                   possible that these types of factors could reduce the value and liquidity of lower rated securities held by the Fund, with a commensurate effect on the value of the Fund's shares.

                                   The secondary markets for high yield/lower rated securities are not as liquid as the secondary markets for higher rated securities, thus having an adverse effect on the Fund's ability to dispose of particular portfolio investments and possibly limiting the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

                                   Lower rated securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could
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                                          adversely affect the ability of the issuers of such
                                          securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

                                          While the market values of corporate debt securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher rated securities, the market values of the former also tend to be more sensitive to company-specific
                                          developments and changes in economic conditions than higher rated securities. The risk of loss due to default by the
                                          issuers of these securities is significantly greater because such securities may be unsecured and may be subordinate to other creditors of the issuer.

                                          Some corporate debt securities contain call or buy-back
                                          features which permit the issuer of the security to call or repurchase it.  Such securities may present risk based on
                                          payment expectations.  If an issuer exercises such a "call option" and redeems the security, the Fund may have to
                                          replace the called security with a lower yielding security resulting in a decreased rate of return for the Fund.

                                          Prices for high yield/lower rated securities may be
                                          affected by legislative and regulatory developments which
                                          could adversely affect the Fund's net asset value and
                                          investment practices, the secondary market for high yield
                                          securities, the financial condition of issuers of these
                                          securities and the value of outstanding high yield securities.

Certain Investment Practices              The Fund may use various investment practices that involve special considerations including lending its portfolio
                                          assets, entering into when-issued and delayed delivery
                                          transactions and entering into repurchase and reverse
                                          repurchase agreements.  In addition, the Fund has the
                                          authority to engage in interest rate and other hedging and risk management transactions.  For further discussion of
                                          these practices and associated special considerations, see
                                          "Investment Objective, Policies and Portfolio
                                          Risks" -- "Additional Investment Activities."

Investment in Non-U.S. Issuers            The Fund may invest in Collateralized Senior Loans and debt securities of borrowers that are organized or located in
                                          countries other than the United States, provided that such
                                          Collateralized Senior Loans and debt securities are
                                          denominated in U.S. dollars and provide for the payment of interest and repayment of principal in U.S. dollars.
                                          Investment in non-U.S. issuers involves special risks,
                                          including that non-U.S. issuers may be subject to less
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                                          rigorous accounting and reporting requirements than U.S.
                                          issuers, less rigorous regulatory requirements, differing
                                          legal systems and laws relating to creditors' rights, the
                                          potential inability to enforce legal judgments and the
                                          potential for political, social and economic adversity.

Non-Diversification                       The Fund has elected to operate as a "non-diversified"
                                          company in order to enhance its flexibility to invest more than 5% of the value of its assets in the obligations of any single issuer.  While it does not currently intend to invest more than 5% of the value of its assets in Collateralized
                                          Senior Loans of a single borrower, there is no restriction preventing the Fund from doing so.  In addition, the Fund may invest more than 5% of its assets in Participations purchased from a single Lender.  To the extent the Fund invests a
                                          relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than a more widely-diversified company to any single
                                          corporate, economic, political or regulatory occurrence.  See
                                          "Investment Objective, Policies and Portfolio Risks" and "The
                                          Fund."

Year 2000                                 The investment management services provided to the Fund by
                                          MMC and TAMIC and the administration services provided by MMC depend in large part on the smooth functioning of their
                                          computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded or calculated. Any failure by these systems to recognize the
                                          year 2000 could have a negative impact on MMC's and TAMIC's provision of services, including investment analysis, the
                                          handling of securities trades, and pricing and accounting
                                          services.  MMC and TAMIC have advised the Fund that they have been reviewing all of their computer systems and actively
                                          working on necessary changes to their systems to prepare for the year 2000 and expect that, given the extensive testing which they are undertaking, their systems will be year 2000 compliant before such date. In addition, MMC has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal.
                                          There can, however, be no assurance that MMC, TAMIC, or any other service provider will be successful in achieving year
                                          2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

                                          In addition, it is possible that the markets for
                                          Collateralized Senior Loans and other securities in which the
                                          Fund invests
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                                          may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000.
                                          Improperly functioning trading systems may result in settlement problems and liquidity issues.  In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties.  Earnings of individual issuers may be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements.  Accordingly, the Fund's
                                          investments could be adversely affected.

Anti-Takeover Provisions                  The Fund's Articles of Incorporation (the "Articles of
                                          Incorporation") and By-Laws (the "By-Laws") contain certain anti-takeover provisions that may have the effect of
                                          inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. The Fund's Board of Directors has determined that these provisions are in the best interests of shareholders generally. See "Description of
                                          Capital Stock--Preferred Stock and--Special Voting
                                          Provisions."

                                                                  *   *   *   *

                                          Investors should carefully consider their ability to assume the foregoing risks before making an investment in the Fund.
                                          An investment in shares of the Fund may not be appropriate for all investors.

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES:
   Maximum Sales Load (as a percentage of offering price) ...................................    None
   Dividend Reinvestment Plan Fees ..........................................................    None
ANNUAL EXPENSES (as a percentage of net assets attributable to Common Stock):
  Management Fees(a)(b).....................................................................     1.05%
  Interest Payments on Borrowed Funds(b)....................................................     None
  Other Expenses(b).........................................................................      .15

    Total Annual Expenses(b)................................................................     1.20

EXAMPLE:

                                                     1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                     ------         -------        -------       --------
An investor would pay the following expenses on
a $1,000 investment, assuming (1) total annual
expenses of 1.20% (assuming no leverage) and
3.63% (assuming leverage of 25% of the Fund's
total assets) and (2) a 5% annual return
throughout the periods:

  Assuming No Leverage..........................  $[   ]         $[   ]         $[   ]         $[   ]
  Assuming 25% Leverage.........................  $[   ]         $[   ]         $[   ]         $[   ]

__________
(a) See "Management of the Fund."

(b) In the event the Fund utilizes leverage by borrowing in an amount equal to approximately 25% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets
    attributable to Common Stock, the Management Fees would be [    ]%, Interest
    Payments on Borrowed Funds (assuming an interest rate of approximately
    [    ]%, which interest rate is subject to change based on prevailing market
    conditions) would be [    ]%, Other Expenses would be [   ]% and Total
    Annual Expenses would be [     ]%. The Fund may utilize leverage up to
    33 1/3% of the Fund's total assets (including the amount obtained from leverage), depending on economic conditions. See "Risk Factors and Special Considerations--Leverage" and "Additional Investment Activities-- Leverage."

The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year on an annualized basis. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES, LEVERAGE AMOUNT OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                    THE FUND

     The Fund, incorporated in Maryland on August 25, 1998, is a closed-end, non-diversified management investment company registered under the 1940 Act.
The Fund's principal office is located at 388 Greenwich Street, New York, New
York 10013, and its telephone number is [           ].  The Fund's investment
objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund's Adviser and Sub-Adviser believe that a portfolio of Collateralized Senior Loans combined with financial leverage allows the Fund to offer an attractive dividend yield and to generate superior risk adjusted returns over time. The floating or variable rate feature of Collateralized Senior Loans should allow the Fund to capture higher yields in a rising interest rate environment, while exceeding the costs of leverage at the Fund level.

                                USE OF PROCEEDS

     The net proceeds of this offering, estimated to be $[      ] (or
approximately $[     ] assuming the Underwriters exercise the over-allotment
option in full) after deducting offering and organizational expenses, will be invested in accordance with the policies set forth under "Investment Objective, Policies and Portfolio Risks" as soon as practicable, but in any event within [three months] from the date of the completion of the offering given normal market conditions and the availability of appropriate Collateralized Senior Loans. Initially, the proceeds will be invested in high quality short-term money market instruments and U.S. Government securities as described under "Additional Investment Activities--Money Market Instruments." There will be no sales load or underwriting discount imposed on sales of shares of Common Stock in this offering. MMC, TAMIC or an affiliate of either (not the Fund) will pay a commission to the Underwriters from its own assets in connection with sales of shares of Common Stock in this offering. See "Underwriting."

               INVESTMENT OBJECTIVE, POLICIES AND PORTFOLIO RISKS

     The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in Collateralized Senior Loans. The Collateralized Senior Loans in which the Fund will invest will be generally rated at the time of acquisition below investment grade by Moody's (below Baa) or S&P (below BBB), or be of comparable quality as determined by another NRSRO or the Sub-Adviser. Collateralized Senior Loans may be also extended to borrowers which have outstanding debt securities that are similarly rated below investment grade. The risks attendant to investing in such securities are described below.

     Under normal market conditions, the Fund will invest at least 80% of its total assets in Collateralized Senior Loans (either as an Original Lender or as a purchaser of an Assignment or participation). The Fund may also invest up to 20% of its total assets in uncollateralized senior loans, investment and non-investment grade corporate debt securities or U.S. government debt securities both with maturities no longer than five years from the date of acquisition, money market instruments and derivatives designed to hedge risks inherent in the Fund's portfolio. In limited circumstances, as noted above, the Fund may also receive warrants, other equity securities and, junior debt securities as part of its investments in Collateralized Senior Loans. The value of these securities, if any, will be included in the up to 20% portion of the Fund's assets not invested in Collateralized Senior Loans.

CERTAIN CHARACTERISTICS OF COLLATERALIZED SENIOR LOAN INTERESTS

     The market for Collateralized Senior Loans has broadened and deepened dramatically in the last several years as new and more institutions have sought to participate, and the sophistication of the Collateralized Senior Loan market has increased to meet the needs of these market participants.

     Collateralized Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the Lenders. On behalf of the Lenders, the Agent, which is frequently the entity or entities that originate the Collateralized Senior Loan and the persons that invite other parties to join the lending syndicate, will be primarily responsible for negotiating the loan agreement or agreements ("Loan Agreement") that establish the relative terms, conditions and rights of the borrower and the several Lenders. In larger transactions it is common to have several Agents. Agents responsible for rendering these services are typically paid a fee or fees by the borrower for their services. The Fund will not invest in any Collateralized Senior Loan for which MMC, TAMIC or any of their affiliates perform these services unless the Fund is advised by counsel that investment under the circumstances is permitted or it receives an exemption from the Commission or advice from the Commission's staff to similar effect.

     The Fund may act as one of the group of Lenders in a Collateralized Senior Loan (an "Original Lender"), or purchase assignments ("Assignments") or participations ("Participations") in Collateralized Senior Loans from third parties. The Fund will act as an Original Lender in a Collateralized Senior Loan, or purchase an Assignment or Participation in a Collateralized Senior Loan only where the Administrative Agent with respect to such Collateralized Senior Loan at the time of investment by the Fund has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's), a comparable rating from another NRSRO, or determined by the Sub-Adviser to be of comparable quality. Further, in the case of Participations, the Fund will not purchase interests in Collateralized Senior Loans unless the seller of the Participation has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to the Fund.

     It is anticipated that the proceeds of the Collateralized Senior Loans in which the Fund will acquire interests primarily will be used by borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, internal growth and for other corporate purposes of borrowers. The Fund currently does not intend to acquire interests in Collateralized Senior Loans the proceeds of which would be used primarily to finance construction or real estate development projects, provided that the Fund may invest in Collateralized Senior Loans secured by real estate or issued by companies that invest in real estate or interests therein, including real estate investment trusts.

     Collateralized Senior Loans in which the Fund will invest generally hold the most senior position in the capital structure of the borrower and will be secured with specific collateral. As a result, Collateralized Senior Loans are generally repaid before general trade creditors, unsecured loans, corporate bonds, subordinated debt and preferred or common stockholders if the borrower becomes insolvent. The terms and conditions of Collateralized Senior Loans typically will include various restrictive covenants which are designed to limit certain activities of borrowers and allow lenders to accelerate repayment of principal if a borrower does not meet certain financial tests included in such covenants. Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum or maximum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Sub-Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Collateralized Senior Loans for the Fund's portfolio.

     In acquiring a Collateralized Senior Loan, the Sub-Adviser will consider the following factors among others: capital structure; cash flow coverage of debt service; working capital availability; leverage; quality and experience of management; business plan; quality of collateral; pricing in relation to risk; liquidity of the Collateralized Senior Loan in the secondary market; operating history and competitive position. The Sub-Adviser will perform its own independent credit analysis of each borrower. In so doing, the Sub-Adviser may utilize information and credit analyses obtained from the Agent, other Lenders investing in a Collateralized Senior Loan and other sources. These analyses will continue on a periodic basis for any Collateralized Senior Loan owned by the Fund.

     Collateralized Senior Loans in which the Fund will invest generally pay interest at rates which are periodically redetermined by reference to a benchmark lending rate plus a premium. The benchmark lending rates generally offered to borrowers by Lenders are the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. LIBOR is the benchmark rate most often selected by borrowers and is expected to be the benchmark in the majority of Collateralized Senior Loans invested in by the Fund. LIBOR is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar-denominated deposits for a specified period of time. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which such bank is willing to lend U.S. dollars to its most creditworthy borrowers although it may not be the bank's lowest available rate. The CD rate is the average rate paid on large certificates of deposit traded in the secondary market.

     The Fund is not subject to any restrictions with respect to the maturity of Collateralized Senior Loans held in its portfolio. It is currently anticipated, however, that the Fund's assets invested in Collateralized Senior Loans will consist of Collateralized Senior Loans with stated maturities of between five and 10 years, inclusive, and with rates of interest which are redetermined either daily, or approximately every 1, 2, 3 or 6 months; provided, however, that the Fund may invest in Collateralized Senior Loans which permit the borrower, at its option, to select an interest rate redetermination period of up to one year. Investment in Collateralized Senior Loans with longer interest rate redetermination periods may increase interest rate related fluctuations in the Fund's net asset value. It is the Sub-Adviser's expectation that the Collateralized Senior Loans in the Fund's portfolio will ordinarily have a dollar-weighted average time until the next interest rate redetermination of 120 days or less. As a result, as short term interest rates increase, interest payable to the Fund from its investments in Collateralized Senior Loans should increase, and as short term interest rates decrease, interest payable to the Fund from its investments in Collateralized Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Collateralized Senior Loans in the Fund's portfolio. The Fund may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Collateralized Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Collateralized Senior Loan. Because most Collateralized Senior Loans in the Fund's portfolio will be subject to mandatory and/or optional prepayment and there may at times be significant economic incentives for a borrower to prepay its loans, prepayments of Collateralized Senior Loans in the Fund's portfolio may occur. Accordingly, the actual maturity of the Collateralized Senior Loans in the Fund's portfolio may vary substantially from the stated maturity. As a result of expected prepayments of Collateralized Senior Loans in the Fund's portfolio, the Fund estimates that the actual maturity of the Collateralized Senior Loans held in its portfolio generally will be approximately 18 to 36 months.

     The floating or variable rate feature of Collateralized Senior Loans is a significant difference from typical fixed income investments that carry significant interest rate risk. The Fund can normally be expected to have less significant interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short-term bond funds). Generally, the net asset value of the shares of an investment company that invests primarily in fixed rate income oriented securities changes as interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio normally can be expected to increase and conversely, when interest rates increase, the value of a fixed income portfolio can be expected to decrease. The Sub-Adviser expects that these interest rate related fluctuations in the Fund's net asset value will be reduced during normal market conditions because the interest rate of the floating or variable rate Collateralized Senior Loans in which the Fund invests floats in response to changes in prevailing interest rates. However, because the floating or variable interest rates on Collateralized Senior Loans only reset periodically, the Fund's net asset value may fluctuate from time to time in the event of an imperfect correlation between the interest rates on the Fund's Collateralized Senior Loans and prevailing interest rates in the market. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. In addition, because Collateralized Senior Loans carry floating or variable rates of interest, changes in prevailing market interest rates can be expected to affect dividends paid by the Fund. As a result, the yield on an investment in the Fund's shares will likely fluctuate in response to changes in prevailing interest rates. The Fund's net asset value per share will be affected primarily by changes in the credit quality of borrowers with respect to Collateralized Senior Loan interests in which the Fund invests. Because the Collateralized Senior Loans that the Fund will purchase will generally be rated, at the time of purchase, below investment grade or be of comparable quality, the Fund will have substantial exposure to the risks of investing in lower rated debt instruments. A default on a Collateralized Senior Loan in which the Fund has invested may cause a decline in the Fund's net asset value. See "Additional Investment Activities--High Yield/Lower Rated Securities."

     In a typical Collateralized Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on the Collateralized Senior Loan. Further, the Fund will rely on the Agent to monitor collateral and to enforce appropriate creditor remedies against the borrower. Typically, under Loan Agreements, the Agent is given some discretion in enforcing the Loan Agreement, and it is obliged to use only the same care it would use in the management of its own property. For these services, the borrower compensates the Agent. Such compensation may include special fees paid on structuring and funding the Collateralized Senior Loan and other fees paid on a continuing basis. The success of the Fund depends to some degree, on the skill with which the Agent administers the terms of the Loan Agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. The financial status of the Administrative Agent may affect the ability of the Fund to receive payments of interest and principal.

     Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should such an Administrative Agent, Lender or assignor with respect to an Assignment or seller of a Participation interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Collateralized Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's estate. If, however, any such amount were included in such person's estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in net asset value.

     When the Fund is an Original Lender in a Collateralized Senior Loan it may share in a fee paid to the Original Lenders. The Fund will never act as the Agent or principal negotiator or administrator of a Collateralized Senior Loan. When the Fund is a Lender, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the Collateralized Senior Loan and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Collateralized Senior Loan. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Collateralized Senior Loan. Certain decisions, such as reducing the amount, increasing the time for payment or changing the rate of interest on or repayment of principal of a Collateralized Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

     The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Collateralized Senior Loan of the assigning Lender and becomes a Lender under the Collateralized Senior Loan with the same rights and obligations as the assigning Lender.

     Participations by the Fund in a portion of a Collateralized Senior Loan typically will result in the Fund having a contractual relationship only with the seller of such Participation, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the seller of the Participation and only upon receipt by such seller of such payments from the borrower. When the Fund holds a Participation in a Collateralized Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the Collateralized Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the borrower and the seller of the Participation. In the event of the insolvency of the seller of a Participation, the Fund may be treated as a general creditor of such seller. The Fund has taken the following measures in an effort to minimize such risks. The Fund will only acquire Participations if (i) the seller of the Participation, and any other persons interpositioned between the Fund and the borrower, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's or the equivalent rating from another NRSRO) or determined by the Sub-Adviser to be of comparable quality and (ii) the seller of the Participation has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of short-term debt obligations but the effect of industry characteristics and market compositions may be more pronounced. See "Appendix A." The Fund ordinarily will purchase a Participation only if, at the time of such purchase, the Fund believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Collateralized Senior Loan. In the event that the Fund does not so believe, it will only purchase such a Participation if, in addition to the requirements set forth above, the party from whom the Fund is purchasing such Participation is a bank, a member of a national securities exchange or other entity designated in the Act as qualified to serve as a custodian for a registered investment company.

     The seller of a Participation and other persons interpositioned between the borrower and the Fund with respect to Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed above, the Fund has taken measures which it believes reduce its exposure to any risks incident to such policy, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

     In order to borrow money pursuant to Collateralized Senior Loans, a borrower will frequently, for the term of the Collateralized Senior Loan, pledge its assets as collateral, including but not limited to, trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Collateralized Senior Loans, there may be additional collateral pledged in the form of guarantees or other credit support by and/or securities of affiliates of the borrower. In certain instances, a Collateralized Senior Loan may be secured by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a Collateralized Senior Loan.

     The Fund may invest in the U.S. dollar-denominated Collateralized Senior Loans of non-U.S. issuers. Investment in the Collateralized Senior Loans of non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity.

     Although the Fund does not currently intend to do so, it may purchase and retain in its portfolio a Collateralized Senior Loan interest in a borrower which has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. Investment in these Collateralized Senior Loans is speculative and involves significant risk. Such Collateralized Senior Loans frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by these types of Collateralized Senior Loans will eventually be satisfied; i.e. through a liquidation of the borrower's assets, an exchange offer or plan of reorganization involving the Collateralized Senior Loan or a payment of some amount in satisfaction of the obligation. The values of such Collateralized Senior Loan interests, if any, will reflect, among other things, the Sub-Adviser's assessment of the likelihood that the Fund ultimately will receive full repayment of the principal amount invested in such Collateralized Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal and prevailing interest rates. At times, in connection with the restructuring of a Collateralized Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Collateralized Senior Loan interest. Depending upon, among other things, the Sub-Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

     The Fund may invest up to 20% of its total assets in investments which are not Collateralized Senior Loans, including loans which are not secured by any collateral. Loans that are not secured by specific collateral constitute a general obligation of the borrower, and therefore pose a greater risk of nonpayment of interest or loss of principal than do Collateralized Senior Loans.

     In limited circumstances, the Fund may also receive warrants, equity securities and, junior debt securities issued by a borrower or its affiliates as part of its investments in Collateralized Senior Loans. Warrants, equity securities and junior debt securities will not be treated as Collateralized Senior Loans and thus assets invested in such securities will not count toward the percentage of the Fund's total assets that normally will be invested in Collateralized Senior Loans. The Fund will acquire such interests in warrants, equity securities and junior debt securities only as an incident to the ownership of interests in Collateralized Senior Loans.

     A Lender may have certain obligations pursuant to a revolving loan agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating a sufficient amount of borrowing capacity under its credit facility, cash, liquid securities or liquid Collateralized Senior Loans as a reserve against such commitments. The Fund will not purchase interests in Collateralized Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Fund's total assets.

     The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Collateralized Senior Loans. The fees normally paid by borrowers may include three types: upfront fees, commitment fees and prepayment penalties. Upfront fees are paid to Lenders upon origination of a Collateralized Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Collateralized Senior Loan. Lenders may receive prepayment penalties when a borrower prepays all or part of a Collateralized Senior Loan. The Fund will receive these fees directly from the borrower if the Fund is an Original Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Collateralized Senior Loan by way of Assignment. Whether or not the Fund receives an upfront fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the seller of such interests. When the Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. The assignor may pay a fee to the assignee based on the principal amount of the Collateralized Senior Loan which is being assigned. A seller of a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Collateralized Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

     Pursuant to the relevant Loan Agreement, a borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Collateralized Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Collateralized Senior Loans are periodically redetermined at relatively short intervals, the Fund and the Sub-Adviser believe that the prepayment of, and subsequent reinvestment by the Fund in, Collateralized Senior Loans will not have a materially adverse impact on the yield on the Fund's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any upfront fees earned in connection with reinvestment.

                        ADDITIONAL INVESTMENT ACTIVITIES

LEVERAGE

     At times, the Fund intends to utilize leverage by borrowing (including borrowing through reverse repurchase agreements to the extent the Fund does not maintain a segregated account with respect to a reverse repurchase agreement as described below) or by issuing shares of preferred stock or debt securities. The Fund may leverage in an amount up to 33 1/3% of its total assets including the amount obtained from leverage. The Fund intends to utilize leverage in an initial amount equal to approximately 25% of its total assets including the amount obtained from leverage. The Adviser and Sub-Adviser anticipate that the interest payments on any borrowing or debt securities or the dividends on any preferred stock will reflect short-term rates, and that the net return on the Fund's portfolio attributable to leverage, will exceed the interest or dividend rate applicable to the leverage, although no assurance can be given to that effect. Whether to leverage and the terms and timing of such leverage will be determined by the Fund's Board of Directors in consultation with the Adviser and Sub-Adviser. Through these leveraging techniques, the Fund will seek to obtain a higher return for holders of Common Stock than if the Fund were not leveraged. There can be no assurance, however, that the Fund will engage in any leveraging techniques. During periods in which the Fund is utilizing financial leverage, the fees which are payable to MMC as a percentage of the Fund's net assets will be higher than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Fund's total assets, including those purchased with leverage. See "Management of the Fund."

     Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Stock. These include the possibility of higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock of the Fund. So long as the Fund is able to realize a higher net return on the portion of its investment portfolio attributable to leverage than the then-current interest or dividend rate of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Stock to realize a higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current interest or dividend rate on any leverage, together with other related expenses, approaches the net return on the portion of Fund's investment portfolio attributable to leverage, the benefit of leverage to holders of Common Stock will be reduced, and if the then-current interest or dividend rate on any leverage were to exceed the net return on the portion of the Fund's portfolio attributable to leverage, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not so leveraged. Similarly, since any decline in the net asset value of the Fund's investments will be borne entirely by holders of Common Stock, the effect of leverage in a declining market would be a greater decrease in net asset value applicable to the Common Stock than if the Fund were not leveraged. Any such decrease would likely be reflected in a decline in the market price of the Common Stock. If the Fund's current investment income on its entire portfolio were not sufficient to meet interest or dividend requirements on any leverage, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the Common Stock. The Fund's Adviser and Sub-Advisor will seek to mitigate the interest-rate related risk associated with leverage by utilizing leverage and investing in Collateralized Senior Loans which both carry floating or variable rates of interest (or dividends in the case of preferred stock issued by the Fund, if any).

     The Fund's use of leverage will be subject to the provisions of the 1940 Act, including asset coverage requirements and restrictions on the declaration of dividends and distributions to holders of Common Stock or purchases of additional investments in the event such asset coverage requirements are not met. The 1940 Act also requires that holders of preferred stock have certain voting rights. See "Description of Capital Stock."

     The Fund may apply for a rating from Moody's, S&P and/or any other NRSRO on any preferred stock or debt which it issues; however, no minimum rating is required for the issuance of preferred stock or debt by the Fund. The Fund believes that obtaining one or more such ratings for its preferred stock or debt may enhance the marketability of the preferred stock or debt and thereby reduce the dividend rate on such preferred stock or interest requirements on such debt from that which the Fund would be required to pay if the preferred stock or debt were not so rated. The rating agencies for any preferred stock or debt may require asset coverage maintenance ratios in addition to those imposed by the 1940 Act. The ability of the Fund to comply with such asset coverage maintenance ratios may be subject to circumstances beyond the control of the Fund such as market conditions for its portfolio investments. The Fund expects that the terms of any preferred stock or debt will provide for mandatory redemption of the preferred stock or the repayment of debt in the event the Fund fails to meet such asset coverage maintenance ratios. In such circumstances, the Fund may have to liquidate portfolio investments in order to meet redemption or repayment requirements. Such liquidations and redemptions would cause the Fund to incur transaction costs and could result in capital losses to the Fund. This would have the effect of reducing the net asset value to holders of Common Stock and could reduce the Fund's net income in the future.

     The issuance of preferred stock or debt will entail certain initial costs and expenses such as underwriting discounts or placement fees, fees associated with registration with the Commission, filings under state securities laws, rating agency fees, legal and accounting fees, printing costs and certain other ongoing expenses such as administrative and accounting fees. These costs and expenses will be borne by the Fund and will reduce net assets available to holders of the Common Stock.

     The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings (including debt securities) will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings (including debt securities) may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

     If the Fund leverages through preferred stock, under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, as defined in the 1940 Act, must be equal, immediately after any such issuance of preferred stock, to at least 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred stock. Such percentage must also be met any time the Fund pays a dividend or makes any other distribution on Common Stock (other than a distribution in Common Stock) or any time the Fund repurchases Common Stock, in each case after giving effect to such dividend, distribution or repurchase. The liquidation value of preferred stock is expected to equal the aggregate original purchase price plus any accrued and unpaid dividends thereon (whether or not earned or declared). See "Description of Capital Stock."

     If the Fund leverages through borrowing or issuing debt securities, under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, as defined in the 1940 Act, must at least be equal, immediately after the issuance of senior securities consisting of debt, to 300% of the aggregate principal amount of all outstanding senior securities of the Fund which are debt. If the Fund leverages through the issuance of senior securities consisting of debt, the 300% asset coverage maintenance ratio referred to above must also be met any time the Fund declares a dividend or other distribution on Common Stock (other than a distribution in Common Stock) or any time the Fund repurchases Common Stock, in each case after giving effect to such dividend, distribution or repurchase.

     The Fund may enter into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Adviser or the Sub-Adviser to be creditworthy. Under a reverse repurchase agreement, the Fund would sell Collateralized Senior Loans, uncollateralized senior loans or securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will typically establish and maintain a segregated account, with its custodian or a designated sub-custodian, containing liquid assets in an amount not less than the repurchase price marked to market daily (including accrued interest), and will subsequently review the account to ensure that such equivalent value is maintained, in accordance with procedures established by the Board of Directors. Reverse repurchase agreements involve the risk that the market value of the Collateralized Senior Loans, uncollateralized senior loans or securities purchased with the proceeds of the sale of Collateralized Senior Loans, uncollateralized senior loans or securities received by the Fund may decline below the price of the Collateralized Senior Loans, uncollateralized senior loans or securities the Fund is obligated to repurchase. In the event the buyer of Collateralized Senior Loans, uncollateralized senior loans or securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligations to repurchase the Collateralized Senior Loans, uncollateralized senior loans or securities, and the Fund's use of proceeds of the reverse repurchase agreement effectively may be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation to the extent the Fund does not establish and maintain a segregated account (as described above).

     Assuming the utilization of leverage in the amount of approximately 25% of
the Fund's total assets, and an annual interest rate of [    ]% payable on such
leverage based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be [ ]. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

     The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Stock of leverage in the amount of approximately 25% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of
expenses)............................               (10)%          (5)%            0%            5%           10%

Corresponding Common Stock Return Assuming
25% Leverage..............................       (     )%      (     )%      (     )%       (    )%       (    )%

     Until the Fund borrows (including issuing debt securities) or issues shares of preferred stock, the Fund's Common Stock will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Common Stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in debt instruments in accordance with the Fund's investment objective and policies.

     The Fund may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the Fund's total assets (including the amount borrowed).

HIGH YIELD/LOWER RATED SECURITIES

     As stated above, under normal market conditions, the Fund may invest up to 20% of its total assets in high yield/lower rated securities with remaining maturities not exceeding five years at the time of acquisition by the Fund. These securities are rated below investment grade (lower than Baa by Moody's or BBB by S&P or comparable ratings by other NRSROs) or, if unrated, have characteristics similar to such securities as determined by the Fund's Sub-Adviser. These lower grade securities are often referred to as "junk bonds." Securities rated Ba by Moody's or BB by S&P and lower are considered to have speculative elements, with higher vulnerability to default than corporate securities with higher ratings. See "Appendix A--Ratings of Corporate Bonds" for additional information concerning rating categories of Moody's and S&P.

     Lower rated securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. In addition, high yield securities are often unsecured and subordinated obligations of the issuer. Accordingly, following an event of default or liquidation or bankruptcy of the issuer, the Fund might not receive payments to which it is entitled as a result of its position as an unsecured or subordinated creditor, or may receive distributions of non-income producing securities, including common stock. Therefore, the Fund may experience a decline in the value of its investment and possibly its net asset value. The retail secondary market for lower rated securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult, at times, for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

     Bond prices generally are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon.
Accordingly, lower rated securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower rated securities potentially will have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

     In selecting high yield/lower rated securities for the Fund, the Sub-Adviser evaluates the creditworthiness of an issuer and seeks to identify those with stable or improving financial conditions. The Fund's Sub-Adviser also considers general industry trends, the issuer's managerial strength, market position, debt maturity schedules and liquidity.

DERIVATIVE INSTRUMENTS

     Although the Fund does not currently intend to do so, it may from time to time engage in certain strategies generally for hedging or other risk management purposes or in furtherance of the Fund's investment objectives and policies. The Fund may use these strategies to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio investments (including Collateralized Senior Loans), to facilitate the sale of such investments for investment purposes, to establish a position in the market as a temporary substitute for purchasing a particular investment, to seek to enhance income or gain or to attempt to achieve the economic equivalent of floating rate interest payments on fixed-rate debt securities it holds. The Fund will engage in such activities from time to time in the Sub-Adviser's discretion, and may not necessarily be engaging in such activities when movements occur in interest rates or in the markets generally that could affect the value of the assets of the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.

     Although the Fund does not currently intend to do so, as part of its strategies, the Fund may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on financial instruments, financial indices and futures contracts, enter into the interest rate transactions discussed below and enter into other similar transactions which may be developed in the future to the extent the Fund's Sub-Adviser determines that they are consistent with the Fund's investment objectives and policies and applicable regulatory requirements (collectively, "Derivative Transactions"). The Fund may use any or all of these techniques at any time, and the use of any particular Derivative Transaction will depend on market conditions.

     Derivative Transactions present certain risks. In particular, the variable degree of correlation between price movements of instruments the Fund has purchased or sold and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, certain derivative instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they may tend to limit any potential gain which might result from an increase in the value of such position.

     Successful use of Derivative Transactions by the Fund is subject to the ability of the Fund's Sub-Adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for financial investments. These skills are different from those needed to select portfolio investments. The Fund believes that the Sub-Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. If the Sub-Adviser's expectations are not met, the Fund would be in a worse position than if a Derivative Transaction had not been pursued. For example, if the Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of investments in its portfolio and the price of such investments increased instead, the Fund would lose part or all of the benefit of the increased value of its investments because it would have offsetting losses in its futures positions. Losses due to Derivative Transactions will reduce net asset value.

     A detailed discussion of Derivative Transactions, including applicable requirements of the CFTC, the requirement to segregate assets with respect to these transactions and special risks associated with such strategies appears as Appendix B to this Prospectus.

     Interest Rate Transactions. The Fund may enter into interest rate swaps and may purchase interest rate caps, floors and collars and may sell interest rate caps, floors and collars that it has purchased. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the duration of its portfolio or to protect against any increase in the price of debt instruments the Fund anticipates purchasing at a later date.

     The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities. The Fund will not enter into any interest rate swap, cap, floor or collar transaction unless the Fund's Sub-Adviser deems the counterparty to be creditworthy at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

     Futures Contracts and Options on Futures Contracts. Although the Fund does not currently intend to do so, the Fund may also enter into (a) contracts for the purchase or sale for future delivery ("futures contracts") of debt instruments (including Collateralized Senior Loans), aggregates of financial instruments, indices based upon the prices thereof and other financial indices and (b) put or call options on such futures contracts. When the Fund enters into a futures contract, it must allocate cash or investments as a deposit of initial margin and thereafter will be required to pay or will be entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day. If the value of a futures contract the Fund has entered into moves in an adverse direction from the Fund's position, the Fund could be obligated to make payments of variation margin at a disadvantageous time and might be required to liquidate portfolio investments in order to make such margin payments. Transactions in listed futures contracts and options on futures contracts are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged. Except for transactions for which the sum of the premiums on options contracts and the initial margin for futures contracts does not exceed 5% of the net liquidation value of the Fund's assets, the Fund will engage in such transactions only for bona fide hedging purposes, in each case, in accordance with the rules and regulations of the CFTC. To the extent that the Fund engages in transactions in futures contracts or options thereon in order to attempt to achieve the economic equivalent of floating rate interest payments with respect to fixed rate interest payments on fixed rate debt securities it holds, such transactions will not be considered to be undertaken for bona fide hedging purposes.

     Put and Call Options on Financial Instruments and Indices of Financial Instruments. Although the Fund does not currently intend to do so, in order to reduce interest-rate related fluctuations in net asset value or to seek to enhance the Fund's income or gain, the Fund may purchase or sell exchange-traded or over-the-counter put or call options on financial instruments (including Collateralized Senior Loans) and indices based upon the prices, yields or spreads of financial instruments. A call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or index and may require the Fund to hold an instrument which it might otherwise have sold. In selling put options, the Fund incurs the risk that it may be required to buy the underlying financial instrument at a price higher than the current market price of the instrument. In buying put or call options, the Fund is exposed to the risk that such options may expire worthless.

     Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, and options on financial instruments, indices and futures contracts sold by the Fund are generally subject to segregation and coverage requirements of either the CFTC or the Commission. If the Fund does not hold the financial instrument or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian liquid assets in an amount at least equal to the current amount of the Fund's obligations with respect to such instruments in accordance with procedures established by the Board of Directors. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining investment positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.

WHEN-ISSUED AND DELAYED DELIVERY FINANCIAL INSTRUMENTS

     The Fund may purchase financial instruments (including Collateralized Senior Loans) on a when-issued or delayed delivery basis. Financial instruments purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a financial instrument on a when-issued or delayed delivery basis prior to delivery. Such financial instruments are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a financial instrument on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase financial instruments on a when-issued or delayed delivery basis with the intention of actually acquiring the instruments but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase financial instruments on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As an alternative, the Fund may elect to treat when-issued or delayed delivery instruments as senior

Securities representing indebtedness, which are subject to asset coverage requirements under the 1940 Act.

LOANS OF PORTFOLIO ASSETS

     Although the Fund does not currently intend to do so, the Fund may lend portfolio assets (including Collateralized Senior Loans). By doing so, the Fund will attempt to increase its income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to either a financial instrument loan or a repurchase agreement, the Fund could experience delays in recovering either the instrument it lent or its cash. To the extent that, in the meantime, the value of the assets the Fund lent has increased or the value of the assets it purchased has decreased, the Fund could experience a loss.

     The Fund may lend financial instruments from its portfolio if liquid assets in an amount at least equal to the current market value of the instruments loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any assets that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is an instrument in which the Fund is permitted to invest. During the time assets are on loan, the borrower will pay the Fund any accrued income on those assets, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in financial instruments in which the Fund is permitted to invest. The value of assets loaned will be marked to market daily. Portfolio investments purchased with cash collateral are subject to possible depreciation. Loans of assets by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned assets, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors. The Fund does not currently intend to make loans of portfolio assets with a value in excess of 33 1/3% of the value of its total assets.

ILLIQUID OR RESTRICTED FINANCIAL INSTRUMENTS

     The Fund may invest without limitation in illiquid financial instruments (including Collateralized Senior Loans) for which there is a limited trading market and for which a low trading volume of a particular instrument may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid investments at then current market prices and may have to dispose of such investments over extended periods of time.

     Certain instruments in which the Fund may invest are subject to legal or contractual restrictions as to resale ("Restricted Securities") and may therefore be illiquid by their terms. Restricted Securities may involve added expense to the Fund should the Fund be required to bear registration costs with respect to such Restricted Securities. In the absence of registration, the Fund would have to dispose of its Restricted Securities pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), including a transaction in compliance with Rule 144 under the Securities Act, which permits only limited sales under specified conditions unless the Fund has held the Restricted Securities for at least two years and is unaffiliated with the issuer. Companies whose Restricted Securities are not publicly traded are also not subject to the same disclosure and other legal requirements as are applicable to companies with publicly traded Restricted Securities.

     The Fund may purchase certain Restricted Securities ("Rule 144A Securities") eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain Restricted Securities to certain qualified institutional buyers. One effect of Rule 144A is that certain Restricted Securities may be liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained.

MONEY MARKET INSTRUMENTS

     During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in the following types of money market instruments.

U.S. Government Securities. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. The U.S. government is not obligated by law to provide support to an instrumentality it sponsors.

Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a financial instrument at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield to the Fund (buyer) during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying financial instruments. The Adviser will monitor the value of the financial instrument underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the financial instruments always exceeds the repurchase price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying instruments. The Fund may enter into repurchase agreements with certain banks or non-bank dealers deemed creditworthy by the Adviser.

Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs of corporations. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the Adviser determines that such investment is of comparable quality to those rated obligations which may be purchased by the Fund.

     If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Collateralized Senior Loans, up to 100% of its assets in money market instruments. The yield on such securities may be lower than the yield on Collateralized Senior Loans, uncollateralized senior loans and high risk/lower rated, and other fixed-income securities.

                            INVESTMENT RESTRICTIONS

     The following restrictions, along with the Fund's investment objective, are the Fund's only fundamental policies--that is, policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. As used here, "majority of the Fund's outstanding voting securities" means the lesser of: (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented, or (ii) more than 50% of the outstanding voting securities. See "Description of Capital Stock--Preferred Stock" and "Description of Capital Stock--Special Voting Provisions" for additional information with respect to the voting rights of holders of preferred stock, if any. The other policies, practices and investment restrictions referred to in this Prospectus are not fundamental policies of the Fund and may be changed by the Fund's Board of Directors without shareholder approval. The percentage restrictions set forth below, as well as those contained elsewhere in this Prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio investments or take other action to satisfy the percentage restriction. Under its fundamental restrictions, the Fund may not:

(1) purchase any investment which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in financial instruments of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in (i) Collateralized Senior Loans where the Fund looks to the credit of a bank, dealer or other financial services company interpositioned between the Fund and the borrower or acting as Agent, and (ii) investment obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations;

(2) issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3 % of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies;

(3) purchase or sell commodities or commodity contracts, except that the Fund may engage in Derivative Transactions;

(4) make loans, except that: (1) the Fund may: (a) purchase and hold debt instruments (including, without limitation, commercial paper notes, bonds, debentures or other secured or unsecured obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies; (b) invest in or purchase Collateralized Senior Loans in accordance with its Investment Objective and Policies; (c) enter into repurchase agreements with respect to portfolio investments; (d) make loans of portfolio assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans; and (2) delays in the settlement of transactions shall not be considered loans;

(5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio investments, it may be deemed to be an underwriter;

(6) purchase real estate (other than Collateralized Senior Loans or other financial instruments secured by real estate or interests therein or financial instruments issued by companies that invest in real estate or interests therein, including real estate investment trusts); or

(7) invest for the purpose of exercising control over the management of any company.

Additional investment restrictions adopted by the Fund, which are deemed non-fundamental and which may be changed by the Board of Directors, provide that the Fund may not:

(1) purchase shares of other investment companies in an amount exceeding the limits set forth in the 1940 Act and the rules thereunder except to the extent permitted by order of the Commission; or

(2) make short sales of financial instruments or purchase financial instruments on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on financial instruments and indices based on the prices, yields or spreads of financial instruments).

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER

     The Fund has retained MMC, an indirect, wholly-owned subsidiary of Travelers Group Inc. ("Travelers") as its investment adviser and MMC, in turn, has retained TAMIC, also a wholly-owned indirect subsidiary of Travelers as the sub-investment adviser pursuant to separate written agreements. MMC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and serves as the investment adviser to more
than [    ]  registered investment companies and series thereof.  MMC managed
assets with a value in excess of $[       ] as of [     ], 1998.  MMC is
responsible for the overall management of the Fund's affairs, including developing a program for the investment and reinvestment of the Fund's assets, recommending to the Board of Directors of the Fund the appropriate leverage ratio, consulting with TAMIC concerning hedging strategies that may be employed and supplying certain officers for the Fund.

          TAMIC is registered under the Advisers Act and serves as the investment adviser to [ ]. TAMIC currently manages assets with a value in excess of $[5.9] billion as of [ ], 1998. TAMIC officers, including those who will be primarily responsible for management of the Fund, are also involved in management of the general accounts of TAMIC's insurance company affiliates. As of [ ], 1998, those persons managed $[715] million of assets invested in Collateralized Senior Loans by those affiliates.

          Glenn N. Marchak, a certified public accountant, is a Senior Vice President of the Sub-Adviser and is primarily responsible for the day-to-day management of the Fund's portfolio, as well as the management of assets of the Sub-Adviser's insurance company affiliates invested in Collateralized Senior Loans. Prior to joining TAMIC in 1998, Mr. Marchak was a Managing Director of Smith Barney Inc. charged with developing and heading that firm's leveraged lending and loan syndication efforts and previously was a Senior Vice President and Head of Loan Syndications at National Westminster Bank plc. Prior to that time, Mr. Marchak was a Vice President at Citibank, N.A. in the Loan Syndications Department and prior to that the Leveraged Finance Department.
He began his business career in 1980 at Arthur Young & Co. where he was a Manager in the Audit Department and a founder of that firm's Reorganization and Insolvency practice.

     For its services, pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), MMC receives from the Fund a monthly fee at an annual rate of .85% of the value of the Fund's average weekly assets out of which MMC pays TAMIC for its sub-advisory services to the Fund. The Fund's average weekly assets include the Fund's net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock, minus the sum of: (i) accrued liabilities of the Fund (other than outstanding borrowings), (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock. The net assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. The advisory fee is higher than fees paid by other investment companies although it is comparable to the fees paid by several publicly offered, closed-end investment companies with investment objectives and policies similar to those of the Fund. During periods in which the Fund is utilizing financial leverage, the fee which is payable to MMC as a percentage of the Fund's net assets will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Fund's total assets, including those purchased with leverage.

ADMINISTRATOR

     MMC is the Fund's administrator.  It serves as administrator for [      ]
registered investment companies and portfolios thereof with aggregate assets of
$___ billion, as of [    ], 1998.

     As administrator, MMC provides the following services: determination and publication of the Fund's net asset value, maintenance of the books and records of the Fund as required under the 1940 Act, assistance in the payment and filing of the Fund's tax returns, review of and arrangement for the payment of the Fund's expenses, preparation of certain materials for the Fund's proxy statements and shareholder reports, preparation of reports to the Commission, monitoring the performance of all service providers to the Fund, responding to shareholder inquiries, and assistance with such other services as generally may be required to properly carry on the business and operations of the Fund.

     For its services pursuant to an administration agreement with the Fund (the "Administration Agreement"), MMC receives from the Fund a monthly fee at the annual rate of .20% of the value of the Fund's average weekly assets (calculated using the same methodology as under the Advisory Agreement).

IMPORTANT TERMS OF ADVISORY AND SUB-ADVISORY AGREEMENTS

     Unless earlier terminated as described below, the Advisory and Sub-Advisory Agreements will remain in effect for two years from the date of this Prospectus and from year to year thereafter if they are approved annually: (i) by a majority of the non-interested directors of the Fund and (ii) by the Board of Directors of the Fund or by a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Advisory and Sub-Advisory Agreements may be terminated without penalty on 60 days' written notice by either party thereto or by a vote of a majority of the Fund's outstanding voting securities and will terminate in the event of its assignment (as defined in the 1940 Act). In case of termination or failure to renew the Advisory or Sub-Advisory Agreements, the Fund's Board of Directors will select a successor investment adviser. If the Sub-Advisory Agreement should be terminated or not renewed, MMC could manage the assets alone or it could recommend a new sub-investment adviser to the Fund's Board of Directors and shareholders.

     Except as indicated above, the Advisory, Sub-Advisory and Administration Agreements provide that the Fund will pay all of its expenses, including, without limitation, organizational and offering expenses [(which include out-of-pocket expenses, but not overhead or employee costs of MMC and TAMIC)]; expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent; fees of the Commission; expense of registering or qualifying securities of the Fund for sale; freight and other charges in connection with the shipment of the Fund's portfolio investments; fees and expenses of non-interested directors; costs of shareholders meetings; insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses.

DIRECTORS AND OFFICERS OF THE FUND

     The Fund has a Board of Directors composed of six Directors which supervises the Fund's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Directors and officers and their positions with the Fund and their present and principal occupations during the past five years. Mr. McLendon is the sole Director who is an "interested person" of the Fund (as defined in the Investment Company Act). Each Director who is not an "interested person" serves on the Audit Committee of the Board.

     The address of each officer of the Fund is 388 Greenwich Street, New York, New York 10013.

     The Directors and officers of the Fund as a group owned beneficially less
than 1% of the total shares of the Fund outstanding as of [   ], 1998.

     No officer or employee of the Fund receives any compensation from the Fund for serving as an officer, employee or Director of the Fund. The Fund pays each Director who is not a director, officer, or employee of MMC or TAMIC $[ ] per annum and $[ ] per Board meeting attended and reimburses each Director for travel and out-of-pocket expenses.

                                               Pension or                                Total
                                               Retirement          Estimated       Compensation from
                           Aggregate            Benefits             Annual         the Fund Complex
 Name and Address of   Compensation from    Accrued as Part      Benefits upon       Paid to Board
   Board Member               Fund          of Fund Expenses       Retirement            Member
--------------------   -----------------    ----------------     -------------     --------------------


                                  [ TO COME ]

     Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes, having terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. See "Description of Capital Stock."

     The Articles of Incorporation and By-Laws of the Fund provide that the Fund will indemnify, to the fullest extent permitted by law, its Directors and officers and may indemnify employees or agents of the Fund [including MMC and TAMIC] against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices or relationship with the Fund. In addition, the Fund's Articles of Incorporation provide that the Fund's Directors and officers will not be liable to the Fund or its shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or By-Laws of the Fund protects or indemnifies a Director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

PORTFOLIO TRANSACTIONS

     The Fund has no obligation to deal with any brokers or dealers in the execution of transactions in portfolio investments. Subject to a policy established by the Fund's Board of Directors, the Sub-Adviser is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

     With respect to interests in Collateralized Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Sub-Adviser will act on behalf of the Fund. The Fund may receive upfront fees as an Original Lender in a Collateralized Senior Loan transaction. The Fund may receive fees from or pay fees to, or forgo a portion of interest and any fees payable to the Fund to, the party selling Participations or Assignments to the Fund. The Sub-Adviser will determine the Agents from whom the Fund will purchase Collateralized Senior Loans as an Original Lender and the Lender and other parties from whom the Fund will purchase Assignments or Participations, by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. See "Investment Objective, Policies and Portfolio Risks" and "Risk Factors and Special Considerations."

     Debt securities (other than Collateralized Senior Loans) normally will be purchased from or sold to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities, if any, held by the Fund will normally be sold through brokers to which commissions will be payable. In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the dealer in positioning the securities involved. While the Sub-Adviser generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available. Subject to obtaining the best price and execution, securities firms which provide supplemental research to the Sub-Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the Sub-Adviser's expenses will not necessarily be reduced as a result of the receipt of such supplemental information.

     The Fund anticipates that, in connection with the execution of portfolio transactions on its behalf, certain Underwriters may from time to time act as a broker or dealer. In addition, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities or acting as Agent in connection with the negotiation, arranging or on-going administration of Collateralized Senior Loans. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Fund is prohibited by the 1940 Act from purchasing securities in primary offerings in which an affiliate acts as an underwriter unless certain conditions established under the 1940 Act are satisfied.

     Investment decisions for the Fund are made independently from those for other funds and accounts advised or managed by the Adviser or Sub-Adviser or companies affiliated with the Adviser or Sub-Adviser, including proprietary accounts of such companies. Such other funds and accounts may or may not also invest in the same financial instruments (including Collateralized Senior Loans) as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same financial instrument at the same time as the Fund, however, transactions in such financial instruments will be made, insofar as feasible, for the respective funds and accounts in a manner deemed by the Sub-Adviser to be equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular financial instrument may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same financial instrument.

     Although the Advisory and Sub-Advisory Agreements contain no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio investments by the average monthly value of the Fund's portfolio investments. For purposes of this calculation, portfolio investments exclude all financial instruments having a stated maturity when purchased of one year or less.

DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

     Beginning with its initial distribution approximately 60 days after completion of this offering, it is the Fund's present policy, which may be changed by the Board of Directors, to make regular monthly cash distributions to holders of Common Stock of substantially all net investment income of the Fund (i.e., net investment income remaining after the payment of any dividends on preferred stock, if any such stock is outstanding) for that period and to distribute any net gain at least annually. Distributions to holders of Common Stock cannot be assured and the amount of each monthly distribution is likely to vary.

     Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by First Data Investor Services Group, Inc. (the "Plan Agent") as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by First Data Investor Services Group, Inc., as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of

Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever market price per share of Common Stock is equal to or exceeds net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. The Fund will not issue shares under the Plan at a price below net asset value. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of
(a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

     A shareholder may elect to withdraw from the Plan at any time upon written
notice to the Plan Agent or by calling the Plan Agent at 1-800-[         ]. When
a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $2.50 fee plus brokerage commissions.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan
should be directed to the Plan Agent at P.O. Box [   ], Boston, Massachusetts
02266-8030.

                                    TAXATION

     The following federal income tax discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "IRS"), and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes. Prospective shareholders are therefore urged to consult their tax advisers with respect to the tax consequences of an investment in the Fund.

TAXATION OF THE FUND

     The Fund intends to elect and to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. If the Fund so qualifies as a regulated investment company and distributes each year to its shareholders at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund will not be required to pay federal income taxes on any net investment income and net capital gain (i.e., the excess of the Fund's net long-term capital gain over net short-term capital loss) distributed to shareholders. The Fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gain. If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

     In addition, the Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of (a) 98% of the Fund's ordinary income for such calendar year; (b) 98% of the Funds capital gain net income for the one-year period generally ending on October 31; and (c) 100% of the undistributed ordinary income and capital gain net income from prior years. For this purpose, any income or gain retained by the Fund and subject to corporate income tax will be considered to have been distributed by year-end.

     Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each such shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund to such shareholders during January of the following calendar year.

     Although it does not currently intend to do so, the Fund may engage in certain transactions, including derivative transactions, that will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (that is, may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, affect the holding period of the Fund's assets and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) may require the Fund to mark to market certain types of positions in its portfolio (that is, treat them as if they were closed out at the end of each taxable year) and (2) may cause the Fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding corporate income and excise tax. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contract, option, futures contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

TAXATION OF SHAREHOLDERS

     Distributions of the Fund's net investment income are taxable to shareholders as ordinary income, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain that are designated by the fund as "capital gain dividends", if any, are taxable to shareholders at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

     Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan (either from the Fund or as a result of purchases by the Plan Agent) should be treated for United States federal income tax purposes as receiving a dividend or distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

     Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss realized on the sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a share of shares held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any actual or deemed capital gain dividends received by the shareholder with respect to such share.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Fund's Common Stock is determined no less frequently than weekly, generally on the last business day of the week, and at such other times as the Board of Directors may determine, by calculating the total value of the Fund's assets, deducting its total liabilities and the liquidation value of the Fund's outstanding preferred shares (without giving effect to any potential redemption premium with respect to such preferred shares), and dividing the result by the number of shares of Common Stock outstanding.

     Where possible, Collateralized Senior Loans will be valued at market value by the Administrator, with assistance from an independent pricing service retained at the Fund's expense. The Administrator may rely on actual transactions, quotations from market makers and other facts and circumstances relevant to the determination of market value. However, as an active secondary market for Collateralized Senior Loans generally does not exist to a reliable degree in the opinion of the Sub-Adviser, interests in Collateralized Senior Loans frequently will be valued at fair value in accordance with guidelines established by the Board of Directors. Fair value is intended to approximate market value. In valuing a Collateralized Senior Loan at fair value, the Administrator, with assistance from the Sub-Adviser may consider, among other factors, some or all of the following: (i) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower, (ii) the current interest rate, the period until next interest rate reset and maturity of the Collateralized Senior Loan, (iii) recent market prices for similar Collateralized Senior Loans, if any, (iv) recent market prices for publicly traded debt and/or equity issues, if any, of the borrower, (v) recent market prices for instruments of similar quality, rate, period until next interest rate reset and maturity, and (vi) the expected recovery value of a Collateralized Senior Loan if the borrower is in default of a material covenant or not paying interest and/or principal on a timely basis. In addition, in valuing Collateralized Senior Loans, the Administrator and Sub-Adviser may consider to the extent they consider such information to be reliable, prices or quotations provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the Collateralized Senior Loans held by the Fund have or could have occurred. However, because the secondary market for such Collateralized Senior Loans has not yet fully developed, the Administrator and Sub-Adviser will not currently rely solely on such prices or quotations when determining the fair value of a Collateralized Senior Loan.

     Uncollateralized senior loans will be valued in accordance with the guidelines for Collateralized Senior Loans described above.

     Fund assets, other than Collateralized (and uncollateralized) Senior Loans, for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

     Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

     Securities for which reliable quotations or pricing services are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

                          DESCRIPTION OF CAPITAL STOCK

COMMON STOCK

     The authorized capital stock of the Fund is 150,000,000 shares of Common Stock ($.001 par value per share). The Common Stock of the Fund, when issued, will be fully paid and nonassessable. All shares of Common Stock are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after debts and expenses subject to the rights of any preferred stock. There are no cumulative voting rights for the election of directors. Prior to the offering, the Adviser or an affiliated company will own 100% of the outstanding shares of Common Stock of the Fund and, consequently, will be a controlling person of the Fund until the shares offered hereby are issued and sold. The Fund will hold annual meetings of shareholders.

     The Fund has no present intention of offering additional shares of its Common Stock, except as provided in the Plan as discussed above. Other offerings of its Common Stock, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares of Common Stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding voting shares of Common Stock as defined in the 1940 Act.

PREFERRED STOCK

     The Fund's Articles of Incorporation provide that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional or other classes or series, with rights as determined by the Board of Directors, by action by the Board of Directors without the approval of the holders of Common Stock. Holders of Common Stock have no preemptive right to purchase any shares of preferred stock that might be issued.

     The terms of any preferred stock, including its dividend rate, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Articles of Incorporation). The Fund believes that it is likely that the liquidation preference, voting rights and redemption provisions of any preferred stock will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accrued and unpaid dividends, whether or not declared) before any distribution of assets is made to holders of Common Stock. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any corporation or corporations or a sale of all or substantially all assets of the Fund will not be deemed to be a liquidation, dissolution or winding upon of the Fund.

     Voting Rights. The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the directors at any time dividends on any preferred shares are unpaid for a period of two years. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority, as defined in the 1940 Act, of any outstanding preferred shares, voting separately as a class, would be required to: (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company to an open-end investment company or changes in its fundamental investment restrictions. See "--Special Voting Provisions" concerning voting requirements for conversion of the Fund to an open-end investment company and other matters. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent there is any preferred stock outstanding at such time. In addition, in the discretion of the Board of Directors, subject to the 1940 Act, the terms of any preferred stock may also require a vote of up to 75% of the preferred stock, voting separately as a class, regarding certain transactions involving a merger or sale of assets or conversion of the Fund to open-end status and other matters. The Board of Directors presently intends that, except for the matters discussed in this Prospectus and as otherwise required by applicable law, holders of shares of preferred stock will have equal voting rights with holders of Common Stock (one vote per share, unless otherwise required by the 1940 Act), and will vote together with holders of Common Stock as a single class.

     It is presently intended that in connection with the election of the Fund's directors, on and after issuance of any preferred stock, the holders of all outstanding shares of preferred stock, voting as a separate class, would be entitled to elect two directors of the Fund, and the remaining directors would be elected by holders of Common Stock and preferred stock, voting together as a single class. The

Fund's By-Laws provide that the Board of Directors shall consist of no more than 12 directors, as may be determined from time to time by vote of a majority of directors then in office. Under the 1940 Act, if at any time dividends on the Fund's preferred stock are unpaid in an amount equal to two full years' dividends, the holders of all outstanding preferred stock, voting as a class, will be entitled to elect a majority of the Fund's directors until all dividends in default have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding shares of preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of shares of preferred stock so as to affect materially and adversely such preferences, rights, or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Stock by the Fund. Any redemption or purchase of shares of preferred stock by the Fund will reduce the leverage applicable to shares of Common Stock, while any resale of such shares of preferred stock by the Fund will increase such leverage. See "Additional Investment Activities--Leverage."

     The discussion above describes the present intention of the Board of Directors with respect to an offering of preferred stock if the Board or Directors elects to utilize preferred stock in order to leverage the Fund's Common Stock. If the Board of Directors determines to proceed with such an offering, the terms of the preferred stock may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles of Incorporation. The Board of Directors, without the approval of the holders of Common Stock, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of the preferred stock to be offered.

SPECIAL VOTING PROVISIONS

     The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office by the stockholders, but only for cause and only by a vote of the holders of at least 75% of the votes entitled to be cast in an election to fill that directorship.

     The class voting requirements for preferred stock could make it more difficult for the Fund to take certain actions that may be proposed in the future, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund's securities, changing the Fund to an open-end company or ceasing to be an investment company. The Board of Directors would be able to include redemption features in any series of preferred stock that might be issued in the future that would enable the Fund to redeem the preferred stock if it appeared to stand in the way of actions that the Board of Directors concluded, at the time of issuing the preferred stock, might therefore be of significance to the holders of Common Stock.

     The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who:(i) is not a person or affiliate of a person (excluding investment companies advised by the Fund's initial investment adviser or any of its affiliates) who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors
since [       ], 1998, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund and the affirmative vote of at least 75% of the Continuing Directors, as defined above, will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and certain other provisions described in this section.

     The affirmative vote of at least 75% of the entire Board of Directors and the holders of at least: (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund in the case of (iv) and (v) below and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund, including at least 66 2/3% of the votes entitled to be cast thereon other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) merger, consolidation or statutory share exchange of the Fund with or into any other person;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of debt securities of the Fund in a public or private offering, sales of other securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio assets in connection with borrowings and debt securities) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

(v) unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under federal or Maryland law, including a change in investment objective.

     However, the voting requirements described above will not be required with respect to a Business Combination if it is approved by a vote of at least 75% of the Continuing Directors, or certain pricing and other conditions specified in the Articles of Incorporation are met. In such cases, depending upon whether a shareholder vote would be required under Maryland law without regard to the provisions of the Articles of Incorporation, either (i) a majority of the votes entitled to be cast by the shareholders will be sufficient to authorize the transaction, or (ii) no shareholder vote will be required. Further, with respect to a transaction described in (iv) above, if it is approved by a vote of least 75% of the Continuing Directors, a majority of the votes entitled to be cast by the shareholders will be sufficient to authorize the transaction.

     The Fund's By-Laws contain provisions the effect of which is to prevent matters initiated by shareholders, including nominations of directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 60 but no more than 90 days prior to the date of the meeting. Further, in order for the shareholders of the Fund to call a special meeting, the By-Laws require that shareholders holding at least 40% of the votes required to be cast at the meeting make a request in writing to the Secretary of the Fund. Shareholders would also be responsible for certain costs (i.e. mailing of notice) associated with any such meeting.
       ----

     The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's shareholders generally.

     Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. See "-- Further Information." These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of MMC, however, these provisions offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

     PNC Bank, N.A. located at 17th and Chestnut, Philadelphia, Pennsylvania 19103, will act as custodian for the Fund's assets. First Data Investor Services Group, Inc., P.O. Box 5127, Westborough, Massachusetts 01581-5127, will act as the transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

UNDERWRITING

     The Underwriters named herein, for whom Smith Barney Inc., 388 Greenwich Street, New York, New York 10013 is acting as Representative (the
"Representative"), have severally agreed, subject to the terms and conditions contained in the Underwriting Agreement among the Fund, and the

Adviser and the several Underwriters (the "Underwriting Agreement"), to purchase from the Fund the number of shares of Common Stock set forth below opposite their respective names.

NAME                                                                           NUMBER OF SHARES
Smith Barney Inc.
[others to come]




    Total

The Representative has informed the Fund that the Underwriters do not intend to confirm shares of Common Stock to any accounts over which they exercise discretionary authority.

     The Underwriters, through their Representative, have advised the Fund that they propose to offer the shares of Common Stock initially at the public offering price set forth on the cover page of this Prospectus. There is no sale charge or underwriting discount charged to investors on purchases of shares of Common Stock in the offering. MMC, TAMIC or an affiliate of either has agreed to pay the Underwriters from its/their own assets a commission in connection with the sale of shares of Common Stock in the offering in the amount of $[0.xx] per share. Such payment is equal to 4.00% of the initial public offering price per share. The Underwriters reserve the right to reject orders in whole or in part. After the initial offering of the Common Stock to the public, the offering price and other selling terms may be changed by the Representative. The Fund is obligated to sell, and the Underwriters are obligated to purchase, all of the shares of Common Stock offered hereby (other than shares covered by the over-allotment option described below) if any are sold. Investors must pay for any
shares of Common Stock purchased on or before [       ], 1998.

     The Fund has granted to the Underwriters an option, exercisable within [  ]
days of this Prospectus, to purchase up to [       ] additional shares of Common
Stock at the same price to public as set forth on the cover page of this Prospectus. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, incurred in the sale of the shares of Common Stock offered hereby. To the extent the Underwriters exercise such option, each of the Underwriters will be obligated, subject to certain conditions, to purchase the same proportion of such additional shares as the number of shares set forth opposite such Underwriter's name in the preceding table bears to the total number of shares set forth in such table.

     The Fund, the Adviser and the Sub-Adviser have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

     The Fund has agreed to pay the Underwriters $[     ] as partial
reimbursement of expenses incurred in connection with the offering.

     In connection with the requirements for listing the Fund's shares of Common Stock on the New York Stock Exchange ("NYSE"), the Underwriters have undertaken to sell lots of 100 or more shares of Common Stock to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 shares of Common Stock ($1,500.00).

     Prior to the offering, there has been no public market for the Common Stock. Consequently, the initial public offering price has been determined by negotiation between the Fund, the Adviser and the Representative. The Common Stock has been approved for listing on the NYSE subject to official notice of issuance. Smith Barney Inc. intends to make a market in the Common Stock after trading in the Common Stock has commenced on the NYSE. Smith Barney Inc., however, is not obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of Smith Barney Inc. No assurance can be given as to the liquidity of, or the trading market for, the Common Stock as a result of any market-making activities undertaken by Smith Barney Inc. This Prospectus, as amended from time-to-time in accordance with rules adopted by the Commission, is to be used by Smith Barney Inc. in connection with this offering and with offers and sales of the Common Stock in market-making transactions in the over-the- counter market at negotiated prices related to prevailing market prices at the time of the sale.

     The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Stock at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Stock on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Stock. A "covering transaction" is a bid for or purchase of the Common Stock on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is an arrangement permitting an Underwriter to reclaim the selling concession otherwise accruing to the Underwriters in connection with the offering if any of the Common Stock originally sold by the Underwriters is purchased in a covering transaction and has therefore not been effectively placed by the Underwriters. The Underwriters have advised the Fund that such transactions may be effected on the NYSE or otherwise and, if commenced, may be discontinued at any time.

     The Underwriting Agreement provides that it may be terminated in the absolute discretion of the Representative without liability on the part of any Underwriter to the Fund, MMC or TAMIC if, prior to delivery of and payment for the shares of Common Stock: (i) trading in the Fund's Common Stock shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on the NYSE, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the securities as contemplated by this Prospectus (exclusive of any supplement thereto).

     The Underwriters may take certain actions to discourage short-term trading of Common Stock during a period of time following the initial offering date. Included in these actions is the withholding of the concession and payments to Underwriters and dealers in connection with Common Stock which were sold by such Underwriters and dealers and which are repurchased for the account of the Underwriters during such period.

     The Fund anticipates that, from time to time, the Representative of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

     Except as provided in the Plan as discussed above, the Fund has agreed not to offer or sell any additional shares of Common Stock for a period of 180 days after the date of this Prospectus, without the prior written consent of Smith Barney Inc.

     MMC, TAMIC and Smith Barney Inc. are each wholly-owned, indirect subsidiaries of Travelers Group Inc.

EXPERTS

     The financial statement of the Fund included in this Prospectus has been so included in reliance on the report of KPMG Peat Marwick LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

     The validity of the shares of Common Stock offered hereby will be passed on for the Fund by Willkie Farr & Gallagher, New York, New York and certain legal matters in connection with the offering of the shares of Common Stock will be passed on for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Counsel for the Fund and the Underwriters will rely, as to matters of Maryland law, on Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

FURTHER INFORMATION

     Prior to the registration statement becoming effective, the Underwriters or other appropriate parties may have distributed advertising or other solicitation material which discusses: (i) economic and market conditions and trends generally; (ii) historical and current conditions and trends in the Collateralized Senior Loan market and risk and reward potential in such market;
(iii) comparative information, including statistical analysis and performance-related information, related to Collateralized Senior Loans generally and investing in Collateralized Senior Loans; (iv) the special considerations and potential benefits of investing in closed-end management investment companies and (v) information about MMC, TAMIC and the Fund's portfolio manager, including honors or awards received and information and commentary on investment strategy or other matters of general interest to investors.

Further information concerning these securities and their issuer may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Commission.

                    APPENDIX A - RATINGS OF CORPORATE BONDS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S AND S&P WITH RESPECT TO BONDS APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa to Caa. The modifier "1" indicates that the security ranks in the higher end of its generic rating category;

the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P'S CORPORATE BOND RATINGS

AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--Bonds rated "CI" are income bonds on which no interest is being paid.

D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by leading market positions in well- established industries, high rates or return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The categories are as follows:

"A-1"--A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2"--A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3"--A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B"--A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"C"--A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D"--A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                                                      APPENDIX B


                  GENERAL CHARACTERISTICS AND RISKS OF HEDGING

                        AND OTHER STRATEGIC TRANSACTIONS


  The Fund may engage in certain hedging and other strategic transactions. The Fund will engage in such activities from time to time in the Sub-Adviser's discretion and may not necessarily be engaging in such activities when movements occur in interest rates that could affect the value of the assets of the Fund. The Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the CFTC and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.


INTEREST RATE TRANSACTIONS


  The Fund may enter into interest rate swaps and may purchase interest rate caps, floors and collars and may sell interest rate caps, floors and collars that it has purchased. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the duration of its portfolio, to protect against any increase in the price of securities (including Collateralized Senior Loans) the Fund anticipates purchasing at a later date or to further the Fund's investment objectives and policies. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


  The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. To the extent these Derivative Transactions are entered into for good faith hedging purposes, the Sub-Adviser believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess. The Fund will not enter into any interest rate swap, cap, floor or collar transaction unless the other party thereto has been determined by the Sub-Adviser to be creditworthy at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are less liquid than swaps.


PUT AND CALL OPTIONS ON SECURITIES AND INDICES


  The Fund may purchase and sell put and call options on securities and indices based upon the prices of securities. A put option on a security gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Fund may also purchase and sell options on indices based upon the prices of securities ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less in the case of a put, than the exercise price of the option. The purchase of a put option on a security would be designed to protect against a decline in the market value of a security held by the Fund. A call option on a security gives the purchaser of the option the right to buy and the writer the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for writing the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty to such contract. Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.


  All such call options sold (written) by the Fund will be "covered" as long as the call is outstanding (i.e., the Fund will own the instrument subject to the call or other securities or assets acceptable under applicable segregation and coverage rules). All such put options sold (written) by the Fund will be secured by segregated assets consisting of cash or liquid assets having a value not less than the exercise price.

  The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise fails to settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Fund must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.


  The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


  Characteristics. The Fund may purchase and sell futures contracts on interest rates and securities indices and purchase and sell (write) put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

  Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or assets as a deposit payment ("initial margin").
It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.


  Limitations on Use of Futures Contracts and Options on Futures Contracts. The Fund's use of futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular, the rules and regulations of the CFTC. In addition, the Fund may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Fund's portfolio securities.


  The Fund may engage in transactions in futures contracts or options thereon for speculative purposes or as a hedge against changes resulting from market conditions in the values of securities (including Collateralized Senior Loans) in its portfolio. The Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided further that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Sub-Adviser reserves the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon.


  Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, and options on securities, indices and futures contracts sold by the Fund are generally subject to segregation and coverage requirements established by either the CFTC or the Commission, with the result that, if the Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid assets in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Fund maintaining positions it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so. In addition, with respect to futures contracts purchased by the Fund, the Fund will also be subject to the segregation requirements with respect to the value of the instruments underlying the futures contract.

  Derivative Transactions present certain risks. In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's positions. In addition, certain hedging instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Finally, the daily variation margin deposit requirements in futures contracts that the Fund has sold create an ongoing greater potential financial risk than do transactions in which the Fund has purchased options where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund. While the Fund may enter into Derivative Transactions to hedge all or a portion of its portfolio, changes in the directions of markets that are the subject of a hedge and fluctuations in interest rates may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Losses due to Derivative Transactions will reduce the Fund's net asset value.


  The Fund's investments in Derivative Transactions may be limited by certain provisions of the Code, as amended. See "Taxation" in this Prospectus.

PROSPECTUS SUMMARY...........................................................................3

   The Fund..................................................................................3

   Investment Objective and Policies.........................................................3

   The Offering..............................................................................7

   Listing...................................................................................8

   Stock Symbol..............................................................................8

   Investment Adviser........................................................................8

   Sub-Investment Adviser....................................................................8

   Management Fees...........................................................................8

   Dividends and Distributions...............................................................9

   Dividend Reinvestment Plan................................................................9

   Taxation..................................................................................9

   Custodian, Transfer Agent, Dividend Paying Agent and Registrar............................9

RISK FACTORS AND SPECIAL CONSIDERATIONS.....................................................10

   Special Considerations Relating to Collateralized Senior Loans...........................10

   Leverage.................................................................................14

   Trading Discount.........................................................................15

   Special Considerations Related to Other Securities and Investment Strategies.............15

   Certain Investment Practices.............................................................17

   Investment in Non-U.S. Issuers...........................................................17

   Non-Diversification......................................................................18

   Year 2000................................................................................18

   Anti-Takeover Provisions.................................................................19

FEE TABLE...................................................................................20

THE FUND....................................................................................21

USE OF PROCEEDS.............................................................................21

INVESTMENT OBJECTIVE, POLICIES AND PORTFOLIO RISKS..........................................21

   CERTAIN CHARACTERISTICS OF COLLATERALIZED SENIOR LOAN INTERESTS..........................22

ADDITIONAL INVESTMENT ACTIVITIES............................................................28

   LEVERAGE.................................................................................28

   HIGH YIELD/LOWER RATED SECURITIES........................................................31

   DERIVATIVE INSTRUMENTS...................................................................32

   WHEN-ISSUED AND DELAYED DELIVERY FINANCIAL INSTRUMENTS...................................34

   LOANS OF PORTFOLIO ASSETS................................................................35

   ILLIQUID OR RESTRICTED FINANCIAL INSTRUMENTS.............................................35

   MONEY MARKET INSTRUMENTS.................................................................36

INVESTMENT RESTRICTIONS.....................................................................37

MANAGEMENT OF THE FUND......................................................................39

   INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER............................................39

   ADMINISTRATOR............................................................................40

   IMPORTANT TERMS OF ADVISORY AND SUB-ADVISORY AGREEMENTS..................................40

   DIRECTORS AND OFFICERS OF THE FUND.......................................................41

   PORTFOLIO TRANSACTIONS...................................................................42

   DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN..................................43

TAXATION....................................................................................45

   TAXATION OF THE FUND.....................................................................45

   TAXATION OF SHAREHOLDERS.................................................................46

   BACKUP WITHHOLDINGS......................................................................47

DETERMINATION OF NET ASSET VALUE............................................................47

DESCRIPTION OF CAPITAL STOCK................................................................48

   COMMON STOCK.............................................................................48

   PREFERRED STOCK..........................................................................49

   SPECIAL VOTING PROVISIONS................................................................50

   CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR...........................52

   UNDERWRITING.............................................................................52

   EXPERTS..................................................................................55

   LEGAL MATTERS............................................................................55

   FURTHER INFORMATION......................................................................55

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (1)   Financial Statements

                Included in Part A:

                (a) Report of KPMG Peat Marwick LLP, Independent Accountants.*

                (b) Statement of Net Assets and Liabilities.*


          (2)   Exhibits

                (a)     Articles of Incorporation

                (b)     By-Laws

                (c)     Not applicable

                (d)* Specimen certificate for Common Stock, par value $.001 per share

                (e)*    Dividend Reinvestment Plan

                (f)     Not applicable

                (g)(1)* Investment Advisory Agreement

                   (2)* Sub-Investment Advisory Agreement

                (h)*    Underwriting Agreement

                (i)     Not applicable

                (j)*    Custody Agreement

                (k)(1)* Transfer Agency and Service Agreement

                   (2)* Administration Agreement

                (l)(1)* Opinion and Consent of Willkie Farr & Gallagher

                   (2)* Opinion and Consent of Venable Baetjer and Howard, LLP


          ________________
          * To be filed by amendment.

                (m)     Not applicable

                (n)*    Consent of KPMG Peat Marwick LLP

                (o)     Not applicable

                (p)*    Purchase Agreement

                (q)     Not applicable

                (r)     Not applicable



          _____________
          * To be filed by amendment

ITEM 25.  MARKETING ARRANGEMENTS

          See the Underwriting Agreement to be filed by amendment.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

          The following table sets forth the estimated expenses to be incurred in connection with the Offer described in this Registration Statement:

Registration fees....................................................                   $

New York Stock Exchange listing fee..................................                   $

Printing (other than stock certificates).............................                   $

Engraving and printing stock certificates............................                   $

Fees and expenses of qualification under state securities laws                          $
 (including fees of counsel).........................................

Accounting fees and expenses.........................................                   $

Legal fees and expenses..............................................                   $

NASD fees............................................................                   $

Postage..............................................................                   $

Miscellaneous........................................................                   $

     Total                                                                              $

-----------------
*  To be supplied by amendment.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES


          It is anticipated that Registrant's Investment Adviser or an affiliated person thereof will hold all of Registrant's Shares of common stock, par value $.001 per share, on the date Registrant's Registration Statement becomes effective.

ITEM 29.  INDEMNIFICATION

          Registrant, officers and directors of its Adviser, Sub-Adviser and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. These policies provide insurance for any "Wrongful Act" of an officer, director or trustee. Wrongful Act is defined as breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by an officer, director or trustee in connection with the operation of Registrant. Insurance coverage does not extend to (a) conflicts of interest or gain in fact any profit or advantage to which one is not legally entitled, (b) intentional non-compliance with any statute or regulation or (c) commission of dishonest, fraudulent acts or omissions. Insofar as it related to Registrant, the coverage is limited in amount and, in certain circumstances, is subject to a deductible.

          Under Article IX of the Articles of Incorporation (the "Articles"), the Directors and officers of Registrant shall not have any liability to Registrant or its stockholders for money damages, to the fullest extent permitted by Maryland law. This limitation on liability applies to events occurring at the time a person serves as a Director or officer of Registrant whether or not such person is a Director or officer at the time of any proceeding in which liability is asserted. No provision of Article IX shall protect or purport to protect any Director or officer of Registrant against any liability to Registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Registrant shall indemnify and advance expenses to its currently acting and its former Directors to the fullest extent that indemnification of Directors and advancement of expenses to Directors is permitted by the Maryland General Corporation Law.

          Registrant shall indemnify and advance expenses to its officers to the same extent as its Directors and to such further extent as is consistent with such law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

          Article V of the By-Laws further limits the liability of the Directors by providing that any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of Registrant, or is or was serving while a director or officer of Registrant at the request of Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the Maryland General Corporation Law, the 1993 Act and the 1940 Act, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          MMC Management Corp. ("MMC") serves as investment adviser to the Registrant. MMC (through predecessor entities) has been in the investment counseling business since 1934. Travelers Asset Management International Corp. ("TAMIC") serves as sub-investment adviser to the Registrant. TAMIC officers, including those who will be primarily responsible for management of the Fund's assets are also involved in the management of the general accounts of TAMIC's insurance company affiliates. The list required by this Item 30 of officers and directors of MMC and TAMIC, together with information as to their other businesses, professions, vocations or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by MMC (SEC File No. 801-8314), and to Schedules A and D of Form ADV filed by TAMIC (SEC File No. 801-17003).

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

          (1)  Travelers Corporate Loan Fund Inc.
               388 Greenwich Street
               New York, New York 10013
               (Fund's Articles, By-Laws and Minute Books)

          (2)  MMC Management Corp.
               388 Greenwich Street
               New York, New York 10013
               (records relating to its function as investment adviser and administrator)

          (3)  Travelers Asset Management International Corp.
               388 Greenwich Street
               New York, New York 10013
               (records relating to its function as sub-investment adviser)

          (4)  PNC Bank, N.A.
               17th and Chestnut
               Philadelphia, Pennsylvania 19103
               (records relating to its function as custodian)

          (5)  First Data Investor Services Group, Inc.
               P.O. Box 5127
               Westborough, Massachusetts 01581-5127
               (records relating to its function as transfer agent, dividend disbursing agent and registrar)

          (6)  Smith Barney Inc.
               388 Greenwich Street
               New York, New York 10013
               (records relating to its function as distributor)

ITEM 32.  MANAGEMENT SERVICES

          Not applicable.

ITEM 33.  UNDERTAKINGS

          (1) Registrant undertakes to suspend offering its shares until it amends its prospectus contained herein if (a) subsequent to the effective date of its Registration Statement, the net asset value per share declines more than ten percent from its net asset value as of the effective date of this Registration Statement, or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

          (2)  Not Applicable

          (3)  Not Applicable

          (4) (a) Registrant hereby undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

               (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

               (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

               (b) that, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

               (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (5)  If applicable:

               (a) For purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the 1933 Act, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

               (b) For the purpose of determining any liability under the 1933 Act, each post effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (6)  Not applicable

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 26th day of August, 1998.

                             TRAVELERS CORPORATE LOAN FUND INC.


                             By: /s/ Heath B. McLendon
                                 ------------------------------------
                                 Director and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                               Title                               Date
---------                                               -----                               ----

/s/ Heath B. McLendon                                   Director and Chief                  August 26, 1998
----------------------------------------                Executive Officer
Heath B. McLendon

/s/ Lewis E. Daidone                                    Director and Chief                  August 26, 1998
----------------------------------------                Financial Officer
Lewis E. Daidone

/s/ Marc A. Schuman                                     Director                            August 26, 1998
----------------------------------------
Marc A. Schuman

                           EXHIBIT INDEX TO FORM N-2
                      EXHIBITS SUBMITTED TO THE SECURITIES
                            AND EXCHANGE COMMISSION



Exhibit  No.      Description
-----------       -----------


(a)               Articles of Incorporation

(b)               By-Laws